UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------


                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                       ----------------------------------
               (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           JUNE 30, 2007
--------------------------------------------------------------------------------

                                                    Franklin California Insured
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Intermediate-Term
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Limited-Term
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Tax-Exempt Money Fund

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        ANNUAL REPORT AND SHAREHOLDER LETTER             TAX - FREE INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                      FRANKLIN
              CALIFORNIA TAX-FREE TRUST             Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents


ANNUAL REPORT

State Update and Municipal Bond Market Overview ...........................    7

Franklin California Insured Tax-Free Income Fund ..........................   10

Franklin California Intermediate-Term Tax-Free Income Fund ................   19

Franklin California Limited-Term Tax-Free Income Fund .....................   27

Franklin California Tax-Exempt Money Fund .................................   34

Financial Highlights and Statements of Investments ........................   38

Financial Statements ......................................................   72

Notes to Financial Statements .............................................   77

Report of Independent Registered Public Accounting Firm ...................   88

Tax Designation ...........................................................   89

Meeting of Shareholders ...................................................   90

Board Members and Officers ................................................  101

Shareholder Information ...................................................  106

--------------------------------------------------------------------------------

Annual Report

State Update and Municipal
Bond Market Overview

During the year ended June 30, 2007, California's large and diverse economy experienced strong growth and healthy tax revenue increases. In recent years, most of the state's economic sectors performed close to or better than the nation's, and the state had a sustained trend of moderate private sector employment and personal income growth. As of June 2007, the state's unemployment rate was 5.2%, which was above the 4.5% national rate. 1

The state has a history of uneven financial operations, with a large operating deficit projected for fiscal year 2007 and a smaller one proposed for fiscal year 2008. Tax revenue for fiscal year 2006 was up 9% over the prior year, while revenue for the first nine months of fiscal year 2007 was 2.4% above the same period in the previous fiscal year. 2 Overall tax-supported debt levels rose but were still moderate. Debt per capita has nearly doubled over the past four years and could rise further if remaining authorized debt is sold.

Moody's Investors Service assigned California's general obligation bonds a rating of A1, reflecting strong economic and tax revenue trends, financial performance in 2006 that exceeded expectations, and a moderately improved financial outlook for fiscal year 2007 and beyond. 3 The rating also takes into account the large, but still manageable, increase in long-term state debt in recent years. The state's credit outlook is stable, with economic and revenue trends expected to moderate.

For the 12 months under review, the municipal bond market continued to deliver positive performance despite inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Intermediate- and longer-term municipal yields tracked declining Treasury yields over the period. Global equity market volatility and uncertainty regarding the impact of subprime mortgage defaults on the housing market, economy, and

1. Source: Bureau of Labor Statistics.

2. Source: Moody's Investors Service, "California (State of)," 6/11/07.

3. This does not indicate Moody's rating of the Fund.


                                                               Annual Report | 7

Federal Reserve Board (Fed) policy, resulted in a flight to quality as many investors moved from equities to bonds. Largely as a result, intermediate- and long-term yields fell. The Lehman Brothers Municipal Bond Index returned +4.69% for the period, while the Lehman Brothers U.S. Treasury Index returned
+5.48%. 4

During the reporting period the Fed maintained the federal funds target rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Many market participants reassessed expectations of an easing in the federal funds target rate as growth and inflation risks seemed balanced at period-end. On June 30, 2007, the two-year Treasury yielded 4.87%, the 10-year 5.03% and the 30-year 5.13%. Yields decreased 29, 12 and seven basis points, respectively, for the one-year period (100 basis points equal one percentage point).

During the period nominal yields remained low and credit spreads (the difference in yield between higher-grade and lower-grade securities) continued to narrow. In this environment, the interest rate premium decreased for assuming additional risk in the taxable fixed income market. As a result, non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds over the period, which drove performance and contributed to further flattening of the municipal yield curve. According to Municipal Market Data, the two-year yield rose three basis points, while 10-year and 30-year yields fell seven and 19 basis points. 5

4. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

5. Source: Thomson Financial.


8 | Annual Report

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005.6 So far in 2007, supply has been unusually large with new municipal issuance up 27%. 6 Refunding deals, in which issuers take advantage of lower rates to finance higher yielding outstanding debt, were 58% higher than during the first six months of 2006. 6 Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance throughout the reporting period.

6. Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 9

Franklin California Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured securities that pay interest free from such taxes. 1,2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Insured Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.43 on June 30, 2006, to $12.48 on June 30, 2007. The Fund's Class A shares paid dividends totaling 54.18 cents per share for the same period. 3 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.14%, based on an annualization of the current 4.50 cent per share dividend and the maximum offering price of $13.03 on June 30, 2007. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 3
Franklin California Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                        CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
July 2006                                  4.56 cents   4.00 cents   3.99 cents
------------------------------------------ -------------------------------------
August 2006                                4.56 cents   4.00 cents   3.99 cents
--------------------------------------------------------------------------------
September 2006                             4.56 cents   3.99 cents   3.98 cents
--------------------------------------------------------------------------------
October 2006                               4.56 cents   3.99 cents   3.98 cents
--------------------------------------------------------------------------------
November 2006                              4.56 cents   3.99 cents   3.98 cents
--------------------------------------------------------------------------------
December 2006                              4.50 cents   3.91 cents   3.91 cents
--------------------------------------------------------------------------------
January 2007                               4.50 cents   3.91 cents   3.91 cents
--------------------------------------------------------------------------------
February 2007                              4.50 cents   3.91 cents   3.91 cents
--------------------------------------------------------------------------------
March 2007                                 4.50 cents   3.91 cents   3.90 cents
--------------------------------------------------------------------------------
April 2007                                 4.50 cents   3.91 cents   3.90 cents
--------------------------------------------------------------------------------
May 2007                                   4.50 cents   3.91 cents   3.90 cents
--------------------------------------------------------------------------------
June 2007                                  4.50 cents   3.94 cents   3.92 cents
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               27.0%
--------------------------------------------------------------------------------
General Obligation                                                        16.9%
--------------------------------------------------------------------------------
Transportation                                                            12.3%
--------------------------------------------------------------------------------
Utilities                                                                 11.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       8.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     6.9%
--------------------------------------------------------------------------------
Tax-Supported                                                              6.6%
--------------------------------------------------------------------------------
Higher Education                                                           6.4%
--------------------------------------------------------------------------------
Other Revenue                                                              3.5%
--------------------------------------------------------------------------------
Housing                                                                    0.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 11

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 6/30/07

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCIX)                          CHANGE    6/30/07    6/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.05    $ 12.48    $ 12.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.5418
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRCBX)                          CHANGE    6/30/07    6/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.05    $ 12.54    $ 12.49
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4726
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCAX)                          CHANGE    6/30/07    6/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.05    $ 12.60    $ 12.55
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4716
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.79%    +26.19%         +65.82%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +0.35%     +3.85%          +4.73%
--------------------------------------------------------------------------------------------------
   Distribution Rate 3                          4.14%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4       7.02%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                  3.48%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                   5.90%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            0.61%
--------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR     5-YEAR    INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.20%    +22.77%         +48.51%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +0.20%     +3.85%          +5.48%
--------------------------------------------------------------------------------------------------
   Distribution Rate 3                          3.77%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4       6.39%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                  3.07%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                   5.21%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.16%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.17%    +22.82%         +56.92%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +3.17%     +4.20%          +4.61%
--------------------------------------------------------------------------------------------------
   Distribution Rate 3                          3.73%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4       6.33%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                  3.09%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                   5.24%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.16%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/97-6/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin California Insured      Lehman Brothers
   Date            Tax-Free Income Fund       Municipal Bond Index 7     CPI 7
--------------------------------------------------------------------------------
 7/1/1997                $  9,577                    $ 10,000          $ 10,000
 7/31/1997               $  9,839                    $ 10,277          $ 10,012
 8/31/1997               $  9,757                    $ 10,181          $ 10,031
 9/30/1997               $  9,863                    $ 10,301          $ 10,056
10/31/1997               $  9,922                    $ 10,368          $ 10,081
11/30/1997               $  9,980                    $ 10,429          $ 10,075
12/31/1997               $ 10,115                    $ 10,581          $ 10,062
 1/31/1998               $ 10,215                    $ 10,690          $ 10,081
 2/28/1998               $ 10,225                    $ 10,693          $ 10,100
 3/31/1998               $ 10,236                    $ 10,703          $ 10,119
 4/30/1998               $ 10,189                    $ 10,654          $ 10,137
 5/31/1998               $ 10,332                    $ 10,823          $ 10,156
 6/30/1998               $ 10,384                    $ 10,866          $ 10,168
 7/31/1998               $ 10,403                    $ 10,893          $ 10,181
 8/31/1998               $ 10,548                    $ 11,061          $ 10,193
 9/30/1998               $ 10,710                    $ 11,199          $ 10,206
10/31/1998               $ 10,721                    $ 11,199          $ 10,231
11/30/1998               $ 10,766                    $ 11,238          $ 10,231
12/31/1998               $ 10,774                    $ 11,266          $ 10,225
 1/31/1999               $ 10,862                    $ 11,400          $ 10,250
 2/28/1999               $ 10,855                    $ 11,351          $ 10,262
 3/31/1999               $ 10,881                    $ 11,366          $ 10,293
 4/30/1999               $ 10,882                    $ 11,395          $ 10,368
 5/31/1999               $ 10,831                    $ 11,329          $ 10,368
 6/30/1999               $ 10,664                    $ 11,166          $ 10,368
 7/31/1999               $ 10,673                    $ 11,206          $ 10,399
 8/31/1999               $ 10,532                    $ 11,116          $ 10,424
 9/30/1999               $ 10,542                    $ 11,121          $ 10,474
10/31/1999               $ 10,382                    $ 11,001          $ 10,493
11/30/1999               $ 10,463                    $ 11,118          $ 10,499
12/31/1999               $ 10,383                    $ 11,035          $ 10,499
 1/31/2000               $ 10,302                    $ 10,987          $ 10,530
 2/29/2000               $ 10,485                    $ 11,114          $ 10,593
 3/31/2000               $ 10,741                    $ 11,357          $ 10,680
 4/30/2000               $ 10,649                    $ 11,290          $ 10,686
 5/31/2000               $ 10,604                    $ 11,231          $ 10,699
 6/30/2000               $ 10,900                    $ 11,529          $ 10,755
 7/31/2000               $ 11,040                    $ 11,689          $ 10,780
 8/31/2000               $ 11,255                    $ 11,870          $ 10,780
 9/30/2000               $ 11,228                    $ 11,808          $ 10,836
10/31/2000               $ 11,313                    $ 11,937          $ 10,855
11/30/2000               $ 11,408                    $ 12,027          $ 10,861
12/31/2000               $ 11,683                    $ 12,324          $ 10,855
 1/31/2001               $ 11,750                    $ 12,446          $ 10,923
 2/28/2001               $ 11,780                    $ 12,486          $ 10,967
 3/31/2001               $ 11,886                    $ 12,598          $ 10,992
 4/30/2001               $ 11,703                    $ 12,461          $ 11,036
 5/31/2001               $ 11,830                    $ 12,595          $ 11,085
 6/30/2001               $ 11,859                    $ 12,680          $ 11,104
 7/31/2001               $ 12,044                    $ 12,867          $ 11,073
 8/31/2001               $ 12,319                    $ 13,079          $ 11,073
 9/30/2001               $ 12,279                    $ 13,035          $ 11,123
10/31/2001               $ 12,407                    $ 13,191          $ 11,085
11/30/2001               $ 12,357                    $ 13,080          $ 11,067
12/31/2001               $ 12,226                    $ 12,956          $ 11,023
 1/31/2002               $ 12,384                    $ 13,180          $ 11,048
 2/28/2002               $ 12,492                    $ 13,339          $ 11,092
 3/31/2002               $ 12,208                    $ 13,078          $ 11,154
 4/30/2002               $ 12,399                    $ 13,333          $ 11,216
 5/31/2002               $ 12,478                    $ 13,415          $ 11,216
 6/30/2002               $ 12,588                    $ 13,556          $ 11,223
 7/31/2002               $ 12,730                    $ 13,731          $ 11,235
 8/31/2002               $ 12,923                    $ 13,896          $ 11,273
 9/30/2002               $ 13,302                    $ 14,200          $ 11,291
10/31/2002               $ 12,969                    $ 13,965          $ 11,310
11/30/2002               $ 12,935                    $ 13,907          $ 11,310
12/31/2002               $ 13,183                    $ 14,200          $ 11,285
 1/31/2003               $ 13,118                    $ 14,164          $ 11,335
 2/28/2003               $ 13,325                    $ 14,362          $ 11,422
 3/31/2003               $ 13,354                    $ 14,371          $ 11,491
 4/30/2003               $ 13,479                    $ 14,466          $ 11,466
 5/31/2003               $ 13,805                    $ 14,804          $ 11,447
 6/30/2003               $ 13,716                    $ 14,741          $ 11,460
 7/31/2003               $ 13,166                    $ 14,226          $ 11,472
 8/31/2003               $ 13,216                    $ 14,332          $ 11,516
 9/30/2003               $ 13,536                    $ 14,753          $ 11,553
10/31/2003               $ 13,522                    $ 14,679          $ 11,541
11/30/2003               $ 13,725                    $ 14,832          $ 11,510
12/31/2003               $ 13,830                    $ 14,955          $ 11,497
 1/31/2004               $ 13,925                    $ 15,040          $ 11,553
 2/29/2004               $ 14,174                    $ 15,267          $ 11,616
 3/31/2004               $ 14,103                    $ 15,213          $ 11,691
 4/30/2004               $ 13,712                    $ 14,853          $ 11,728
 5/31/2004               $ 13,643                    $ 14,799          $ 11,797
 6/30/2004               $ 13,684                    $ 14,853          $ 11,834
 7/31/2004               $ 13,871                    $ 15,049          $ 11,815
 8/31/2004               $ 14,170                    $ 15,350          $ 11,822
 9/30/2004               $ 14,245                    $ 15,432          $ 11,847
10/31/2004               $ 14,400                    $ 15,564          $ 11,909
11/30/2004               $ 14,272                    $ 15,436          $ 11,915
12/31/2004               $ 14,484                    $ 15,625          $ 11,871
 1/31/2005               $ 14,708                    $ 15,771          $ 11,896
 2/28/2005               $ 14,669                    $ 15,718          $ 11,965
 3/31/2005               $ 14,561                    $ 15,619          $ 12,059
 4/30/2005               $ 14,811                    $ 15,865          $ 12,140
 5/31/2005               $ 14,911                    $ 15,977          $ 12,127
 6/30/2005               $ 15,012                    $ 16,077          $ 12,133
 7/31/2005               $ 14,960                    $ 16,004          $ 12,190
 8/31/2005               $ 15,132                    $ 16,166          $ 12,252
 9/30/2005               $ 15,032                    $ 16,057          $ 12,402
10/31/2005               $ 14,932                    $ 15,959          $ 12,427
11/30/2005               $ 14,997                    $ 16,036          $ 12,327
12/31/2005               $ 15,134                    $ 16,174          $ 12,277
 1/31/2006               $ 15,176                    $ 16,217          $ 12,371
 2/28/2006               $ 15,290                    $ 16,326          $ 12,396
 3/31/2006               $ 15,188                    $ 16,214          $ 12,464
 4/30/2006               $ 15,146                    $ 16,208          $ 12,570
 5/31/2006               $ 15,201                    $ 16,280          $ 12,633
 6/30/2006               $ 15,159                    $ 16,219          $ 12,658
 7/31/2006               $ 15,324                    $ 16,412          $ 12,695
 8/31/2006               $ 15,539                    $ 16,655          $ 12,720
 9/30/2006               $ 15,632                    $ 16,771          $ 12,658
10/31/2006               $ 15,738                    $ 16,876          $ 12,589
11/30/2006               $ 15,894                    $ 17,017          $ 12,570
12/31/2006               $ 15,838                    $ 16,957          $ 12,589
 1/31/2007               $ 15,807                    $ 16,914          $ 12,627
 2/28/2007               $ 16,013                    $ 17,136          $ 12,695
 3/31/2007               $ 15,944                    $ 17,094          $ 12,810
 4/30/2007               $ 16,001                    $ 17,145          $ 12,894
 5/31/2007               $ 15,943                    $ 17,069          $ 12,972
 6/30/2007               $ 15,880                    $ 16,980          $ 12,998

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     6/30/07
------------------------------------
1-Year                       +0.35%
------------------------------------
5-Year                       +3.85%
------------------------------------
10-Year                      +4.73%
------------------------------------

CLASS B (2/1/00-6/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin California Insured       Lehman Brothers
   Date          Tax-Free Income Fund        Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
  2/1/2000               $ 10,000                    $ 10,000          $ 10,000
 2/29/2000               $ 10,166                    $ 10,116          $ 10,059
 3/31/2000               $ 10,418                    $ 10,337          $ 10,142
 4/30/2000               $ 10,317                    $ 10,276          $ 10,148
 5/31/2000               $ 10,277                    $ 10,223          $ 10,160
 6/30/2000               $ 10,559                    $ 10,494          $ 10,213
 7/31/2000               $ 10,689                    $ 10,640          $ 10,237
 8/31/2000               $ 10,892                    $ 10,804          $ 10,237
 9/30/2000               $ 10,860                    $ 10,747          $ 10,290
10/31/2000               $ 10,946                    $ 10,865          $ 10,308
11/30/2000               $ 11,033                    $ 10,947          $ 10,314
12/31/2000               $ 11,294                    $ 11,217          $ 10,308
 1/31/2001               $ 11,353                    $ 11,328          $ 10,373
 2/28/2001               $ 11,377                    $ 11,364          $ 10,415
 3/31/2001               $ 11,473                    $ 11,466          $ 10,438
 4/30/2001               $ 11,301                    $ 11,342          $ 10,480
 5/31/2001               $ 11,417                    $ 11,464          $ 10,527
 6/30/2001               $ 11,440                    $ 11,541          $ 10,545
 7/31/2001               $ 11,613                    $ 11,712          $ 10,515
 8/31/2001               $ 11,872                    $ 11,905          $ 10,515
 9/30/2001               $ 11,828                    $ 11,865          $ 10,563
10/31/2001               $ 11,946                    $ 12,006          $ 10,527
11/30/2001               $ 11,893                    $ 11,905          $ 10,509
12/31/2001               $ 11,771                    $ 11,792          $ 10,468
 1/31/2002               $ 11,907                    $ 11,997          $ 10,492
 2/28/2002               $ 12,014                    $ 12,141          $ 10,533
 3/31/2002               $ 11,727                    $ 11,903          $ 10,592
 4/30/2002               $ 11,913                    $ 12,136          $ 10,652
 5/31/2002               $ 11,984                    $ 12,210          $ 10,652
 6/30/2002               $ 12,084                    $ 12,339          $ 10,658
 7/31/2002               $ 12,213                    $ 12,498          $ 10,669
 8/31/2002               $ 12,393                    $ 12,648          $ 10,705
 9/30/2002               $ 12,749                    $ 12,925          $ 10,723
10/31/2002               $ 12,426                    $ 12,711          $ 10,741
11/30/2002               $ 12,378                    $ 12,658          $ 10,741
12/31/2002               $ 12,618                    $ 12,925          $ 10,717
 1/31/2003               $ 12,550                    $ 12,892          $ 10,764
 2/28/2003               $ 12,742                    $ 13,072          $ 10,847
 3/31/2003               $ 12,763                    $ 13,080          $ 10,912
 4/30/2003               $ 12,876                    $ 13,167          $ 10,889
 5/31/2003               $ 13,191                    $ 13,475          $ 10,871
 6/30/2003               $ 13,090                    $ 13,418          $ 10,883
 7/31/2003               $ 12,561                    $ 12,948          $ 10,895
 8/31/2003               $ 12,603                    $ 13,045          $ 10,936
 9/30/2003               $ 12,901                    $ 13,428          $ 10,972
10/31/2003               $ 12,881                    $ 13,361          $ 10,960
11/30/2003               $ 13,067                    $ 13,500          $ 10,930
12/31/2003               $ 13,172                    $ 13,612          $ 10,918
 1/31/2004               $ 13,246                    $ 13,690          $ 10,972
 2/29/2004               $ 13,486                    $ 13,896          $ 11,031
 3/31/2004               $ 13,414                    $ 13,847          $ 11,102
 4/30/2004               $ 13,028                    $ 13,519          $ 11,137
 5/31/2004               $ 12,956                    $ 13,470          $ 11,203
 6/30/2004               $ 12,989                    $ 13,519          $ 11,238
 7/31/2004               $ 13,159                    $ 13,697          $ 11,220
 8/31/2004               $ 13,447                    $ 13,972          $ 11,226
 9/30/2004               $ 13,512                    $ 14,046          $ 11,250
10/31/2004               $ 13,641                    $ 14,167          $ 11,309
11/30/2004               $ 13,524                    $ 14,050          $ 11,315
12/31/2004               $ 13,718                    $ 14,221          $ 11,274
 1/31/2005               $ 13,923                    $ 14,354          $ 11,297
 2/28/2005               $ 13,880                    $ 14,307          $ 11,363
 3/31/2005               $ 13,771                    $ 14,216          $ 11,451
 4/30/2005               $ 14,000                    $ 14,441          $ 11,528
 5/31/2005               $ 14,088                    $ 14,543          $ 11,517
 6/30/2005               $ 14,176                    $ 14,633          $ 11,523
 7/31/2005               $ 14,122                    $ 14,567          $ 11,576
 8/31/2005               $ 14,277                    $ 14,714          $ 11,635
 9/30/2005               $ 14,177                    $ 14,615          $ 11,777
10/31/2005               $ 14,076                    $ 14,526          $ 11,801
11/30/2005               $ 14,131                    $ 14,596          $ 11,706
12/31/2005               $ 14,253                    $ 14,721          $ 11,659
 1/31/2006               $ 14,286                    $ 14,761          $ 11,748
 2/28/2006               $ 14,386                    $ 14,860          $ 11,771
 3/31/2006               $ 14,284                    $ 14,758          $ 11,836
 4/30/2006               $ 14,238                    $ 14,752          $ 11,937
 5/31/2006               $ 14,282                    $ 14,818          $ 11,996
 6/30/2006               $ 14,237                    $ 14,762          $ 12,020
 7/31/2006               $ 14,385                    $ 14,938          $ 12,056
 8/31/2006               $ 14,580                    $ 15,160          $ 12,079
 9/30/2006               $ 14,671                    $ 15,265          $ 12,020
10/31/2006               $ 14,752                    $ 15,361          $ 11,955
11/30/2006               $ 14,891                    $ 15,489          $ 11,937
12/31/2006               $ 14,832                    $ 15,434          $ 11,955
 1/31/2007               $ 14,796                    $ 15,395          $ 11,991
 2/28/2007               $ 14,981                    $ 15,597          $ 12,056
 3/31/2007               $ 14,922                    $ 15,559          $ 12,165
 4/30/2007               $ 14,956                    $ 15,605          $ 12,244
 5/31/2007               $ 14,896                    $ 15,536          $ 12,319
 6/30/2007               $ 14,851                    $ 15,455          $ 12,343

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS B                     6/30/07
------------------------------------
1-Year                       +0.20%
------------------------------------
5-Year                       +3.85%
------------------------------------
Since Inception (2/1/00)     +5.48%
------------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS C                     6/30/07
------------------------------------
1-Year                       +3.17%
------------------------------------
5-Year                       +4.20%
------------------------------------
10-Year                      +4.61%
------------------------------------

CLASS C (7/1/97-6/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin California Insured      Lehman Brothers
   Date           Tax-Free Income Fund       Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
  7/1/1997                $ 10,000                   $ 10,000          $ 10,000
 7/31/1997                $ 10,269                   $ 10,277          $ 10,012
 8/31/1997                $ 10,178                   $ 10,181          $ 10,031
 9/30/1997                $ 10,284                   $ 10,301          $ 10,056
10/31/1997                $ 10,339                   $ 10,368          $ 10,081
11/30/1997                $ 10,403                   $ 10,429          $ 10,075
12/31/1997                $ 10,530                   $ 10,581          $ 10,062
 1/31/1998                $ 10,636                   $ 10,690          $ 10,081
 2/28/1998                $ 10,633                   $ 10,693          $ 10,100
 3/31/1998                $ 10,639                   $ 10,703          $ 10,119
 4/30/1998                $ 10,594                   $ 10,654          $ 10,137
 5/31/1998                $ 10,737                   $ 10,823          $ 10,156
 6/30/1998                $ 10,786                   $ 10,866          $ 10,168
 7/31/1998                $ 10,791                   $ 10,893          $ 10,181
 8/31/1998                $ 10,936                   $ 11,061          $ 10,193
 9/30/1998                $ 11,107                   $ 11,199          $ 10,206
10/31/1998                $ 11,104                   $ 11,199          $ 10,231
11/30/1998                $ 11,154                   $ 11,238          $ 10,231
12/31/1998                $ 11,148                   $ 11,266          $ 10,225
 1/31/1999                $ 11,242                   $ 11,400          $ 10,250
 2/28/1999                $ 11,230                   $ 11,351          $ 10,262
 3/31/1999                $ 11,252                   $ 11,366          $ 10,293
 4/30/1999                $ 11,247                   $ 11,395          $ 10,368
 5/31/1999                $ 11,188                   $ 11,329          $ 10,368
 6/30/1999                $ 11,013                   $ 11,166          $ 10,368
 7/31/1999                $ 11,017                   $ 11,206          $ 10,399
 8/31/1999                $ 10,867                   $ 11,116          $ 10,424
 9/30/1999                $ 10,872                   $ 11,121          $ 10,474
10/31/1999                $ 10,703                   $ 11,001          $ 10,493
11/30/1999                $ 10,781                   $ 11,118          $ 10,499
12/31/1999                $ 10,695                   $ 11,035          $ 10,499
 1/31/2000                $ 10,598                   $ 10,987          $ 10,530
 2/29/2000                $ 10,779                   $ 11,114          $ 10,593
 3/31/2000                $ 11,045                   $ 11,357          $ 10,680
 4/30/2000                $ 10,947                   $ 11,290          $ 10,686
 5/31/2000                $ 10,896                   $ 11,231          $ 10,699
 6/30/2000                $ 11,193                   $ 11,529          $ 10,755
 7/31/2000                $ 11,331                   $ 11,689          $ 10,780
 8/31/2000                $ 11,545                   $ 11,870          $ 10,780
 9/30/2000                $ 11,511                   $ 11,808          $ 10,836
10/31/2000                $ 11,603                   $ 11,937          $ 10,855
11/30/2000                $ 11,684                   $ 12,027          $ 10,861
12/31/2000                $ 11,960                   $ 12,324          $ 10,855
 1/31/2001                $ 12,032                   $ 12,446          $ 10,923
 2/28/2001                $ 12,057                   $ 12,486          $ 10,967
 3/31/2001                $ 12,159                   $ 12,598          $ 10,992
 4/30/2001                $ 11,968                   $ 12,461          $ 11,036
 5/31/2001                $ 12,090                   $ 12,595          $ 11,085
 6/30/2001                $ 12,114                   $ 12,680          $ 11,104
 7/31/2001                $ 12,296                   $ 12,867          $ 11,073
 8/31/2001                $ 12,569                   $ 13,079          $ 11,073
 9/30/2001                $ 12,523                   $ 13,035          $ 11,123
10/31/2001                $ 12,647                   $ 13,191          $ 11,085
11/30/2001                $ 12,590                   $ 13,080          $ 11,067
12/31/2001                $ 12,452                   $ 12,956          $ 11,023
 1/31/2002                $ 12,605                   $ 13,180          $ 11,048
 2/28/2002                $ 12,708                   $ 13,339          $ 11,092
 3/31/2002                $ 12,416                   $ 13,078          $ 11,154
 4/30/2002                $ 12,602                   $ 13,333          $ 11,216
 5/31/2002                $ 12,686                   $ 13,415          $ 11,216
 6/30/2002                $ 12,782                   $ 13,556          $ 11,223
 7/31/2002                $ 12,918                   $ 13,731          $ 11,235
 8/31/2002                $ 13,118                   $ 13,896          $ 11,273
 9/30/2002                $ 13,504                   $ 14,200          $ 11,291
10/31/2002                $ 13,152                   $ 13,965          $ 11,310
11/30/2002                $ 13,102                   $ 13,907          $ 11,310
12/31/2002                $ 13,356                   $ 14,200          $ 11,285
 1/31/2003                $ 13,283                   $ 14,164          $ 11,335
 2/28/2003                $ 13,486                   $ 14,362          $ 11,422
 3/31/2003                $ 13,509                   $ 14,371          $ 11,491
 4/30/2003                $ 13,627                   $ 14,466          $ 11,466
 5/31/2003                $ 13,959                   $ 14,804          $ 11,447
 6/30/2003                $ 13,852                   $ 14,741          $ 11,460
 7/31/2003                $ 13,295                   $ 14,226          $ 11,472
 8/31/2003                $ 13,339                   $ 14,332          $ 11,516
 9/30/2003                $ 13,652                   $ 14,753          $ 11,553
10/31/2003                $ 13,632                   $ 14,679          $ 11,541
11/30/2003                $ 13,828                   $ 14,832          $ 11,510
12/31/2003                $ 13,938                   $ 14,955          $ 11,497
 1/31/2004                $ 14,016                   $ 15,040          $ 11,553
 2/29/2004                $ 14,269                   $ 15,267          $ 11,616
 3/31/2004                $ 14,193                   $ 15,213          $ 11,691
 4/30/2004                $ 13,785                   $ 14,853          $ 11,728
 5/31/2004                $ 13,710                   $ 14,799          $ 11,797
 6/30/2004                $ 13,744                   $ 14,853          $ 11,834
 7/31/2004                $ 13,934                   $ 15,049          $ 11,815
 8/31/2004                $ 14,226                   $ 15,350          $ 11,822
 9/30/2004                $ 14,294                   $ 15,432          $ 11,847
10/31/2004                $ 14,442                   $ 15,564          $ 11,909
11/30/2004                $ 14,308                   $ 15,436          $ 11,915
12/31/2004                $ 14,512                   $ 15,625          $ 11,871
 1/31/2005                $ 14,739                   $ 15,771          $ 11,896
 2/28/2005                $ 14,683                   $ 15,718          $ 11,965
 3/31/2005                $ 14,568                   $ 15,619          $ 12,059
 4/30/2005                $ 14,821                   $ 15,865          $ 12,140
 5/31/2005                $ 14,913                   $ 15,977          $ 12,127
 6/30/2005                $ 15,006                   $ 16,077          $ 12,133
 7/31/2005                $ 14,948                   $ 16,004          $ 12,190
 8/31/2005                $ 15,111                   $ 16,166          $ 12,252
 9/30/2005                $ 15,006                   $ 16,057          $ 12,402
10/31/2005                $ 14,900                   $ 15,959          $ 12,427
11/30/2005                $ 14,958                   $ 16,036          $ 12,327
12/31/2005                $ 15,086                   $ 16,174          $ 12,277
 1/31/2006                $ 15,109                   $ 16,217          $ 12,371
 2/28/2006                $ 15,226                   $ 16,326          $ 12,396
 3/31/2006                $ 15,107                   $ 16,214          $ 12,464
 4/30/2006                $ 15,070                   $ 16,208          $ 12,570
 5/31/2006                $ 15,105                   $ 16,280          $ 12,633
 6/30/2006                $ 15,069                   $ 16,219          $ 12,658
 7/31/2006                $ 15,225                   $ 16,412          $ 12,695
 8/31/2006                $ 15,430                   $ 16,655          $ 12,720
 9/30/2006                $ 15,526                   $ 16,771          $ 12,658
10/31/2006                $ 15,611                   $ 16,876          $ 12,589
11/30/2006                $ 15,757                   $ 17,017          $ 12,570
12/31/2006                $ 15,695                   $ 16,957          $ 12,589
 1/31/2007                $ 15,657                   $ 16,914          $ 12,627
 2/28/2007                $ 15,852                   $ 17,136          $ 12,695
 3/31/2007                $ 15,789                   $ 17,094          $ 12,810
 4/30/2007                $ 15,825                   $ 17,145          $ 12,894
 5/31/2007                $ 15,774                   $ 17,069          $ 12,972
 6/30/2007                $ 15,692                   $ 16,980          $ 12,998

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 6/30/07.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


16 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                               VALUE 1/1/07          VALUE 6/30/07          PERIOD* 1/1/07-6/30/07
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $ 1,003.30                   $ 3.08
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,021.72                   $ 3.11
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $ 1,000.50                   $ 5.80
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,018.99                   $ 5.86
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $ 1,000.40                   $ 5.80
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,018.99                   $ 5.86
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.62%;
B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin California Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund
6/30/07

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               57.1%
--------------------------------------------------------------------------------
AA                                                                 7.7%
--------------------------------------------------------------------------------
A                                                                 15.2%
--------------------------------------------------------------------------------
BBB                                                                7.0%
--------------------------------------------------------------------------------
Below Investment Grade                                             0.7%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  12.3%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                MOODY'S   FITCH   INTERNAL
AAA or Aaa                1.6%     --        0.4%
AA or Aa                  0.4%     --         --
A                          --      --        3.4%
BBB or Baa                1.3%    0.2%       5.0%
-------------------------------------------------
Total                     3.3%    0.2%       8.8%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                                                              Annual Report | 19

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term
Tax-Free Income Fund
6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        22.8%
--------------------------------------------------------------------------------
Tax-Supported                                                             17.5%
--------------------------------------------------------------------------------
Prerefunded                                                               16.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    12.9%
--------------------------------------------------------------------------------
Utilities                                                                  9.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       7.6%
--------------------------------------------------------------------------------
Transportation                                                             5.2%
--------------------------------------------------------------------------------
Housing                                                                    3.0%
--------------------------------------------------------------------------------
Other Revenue                                                              2.4%
--------------------------------------------------------------------------------
Higher Education                                                           2.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.30 on June 30, 2006, to $11.33 on June 30, 2007. The Fund's Class A shares paid dividends totaling 43.51 cents per share for the same period. 2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.70%, based on an annualization of the current 3.57 cent per share dividend and the maximum offering price of $11.59 on June 30, 2007. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.28% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distributions.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


20 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin California Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
July 2006                                               3.57 cents   3.04 cents
--------------------------------------------------------------------------------
August 2006                                             3.57 cents   3.04 cents
--------------------------------------------------------------------------------
September 2006                                          3.67 cents   3.20 cents
--------------------------------------------------------------------------------
October 2006                                            3.67 cents   3.20 cents
--------------------------------------------------------------------------------
November 2006                                           3.67 cents   3.20 cents
--------------------------------------------------------------------------------
December 2006                                           3.67 cents   3.19 cents
--------------------------------------------------------------------------------
January 2007                                            3.67 cents   3.19 cents
--------------------------------------------------------------------------------
February 2007                                           3.67 cents   3.19 cents
--------------------------------------------------------------------------------
March 2007                                              3.62 cents   3.10 cents
--------------------------------------------------------------------------------
April 2007                                              3.62 cents   3.10 cents
--------------------------------------------------------------------------------
May 2007                                                3.62 cents   3.10 cents
--------------------------------------------------------------------------------
June 2007                                               3.57 cents   3.05 cents
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintains an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 21

Performance Summary as of 6/30/07

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCIX)                          CHANGE    6/30/07    6/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.03     $11.33     $11.30
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4351
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCCIX)                          CHANGE    6/30/07    6/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.04     $11.36     $11.32
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.3754
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A 1                                                  1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +4.13%    +19.80%         +57.16%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +1.79%     +3.21%          +4.39%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.70%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.28%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.42%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.80%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.66%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     3-YEAR    INCEPTION (7/1/03)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +3.68%     +9.86%          +9.99%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +2.68%     +3.18%          +2.41%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.22%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.46%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.94%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.99%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.20%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/97-6/30/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin California           Lehman Brothers
                  Intermediate-Term        Municipal Bond Index:
   Date         Tax-Free Income Fund        10-Year Component 8          CPI 8
--------------------------------------------------------------------------------
  7/1/1997            $  9,776                     $ 10,000            $ 10,000
 7/31/1997            $ 10,013                     $ 10,281            $ 10,012
 8/31/1997            $  9,953                     $ 10,181            $ 10,031
 9/30/1997            $ 10,047                     $ 10,310            $ 10,056
10/31/1997            $ 10,105                     $ 10,365            $ 10,081
11/30/1997            $ 10,154                     $ 10,413            $ 10,075
12/31/1997            $ 10,267                     $ 10,577            $ 10,062
 1/31/1998            $ 10,372                     $ 10,695            $ 10,081
 2/28/1998            $ 10,384                     $ 10,694            $ 10,100
 3/31/1998            $ 10,388                     $ 10,687            $ 10,119
 4/30/1998            $ 10,364                     $ 10,628            $ 10,137
 5/31/1998            $ 10,507                     $ 10,809            $ 10,156
 6/30/1998            $ 10,539                     $ 10,848            $ 10,168
 7/31/1998            $ 10,580                     $ 10,866            $ 10,181
 8/31/1998            $ 10,726                     $ 11,054            $ 10,193
 9/30/1998            $ 10,870                     $ 11,219            $ 10,206
10/31/1998            $ 10,882                     $ 11,224            $ 10,231
11/30/1998            $ 10,914                     $ 11,257            $ 10,231
12/31/1998            $ 10,936                     $ 11,292            $ 10,225
 1/31/1999            $ 11,054                     $ 11,465            $ 10,250
 2/28/1999            $ 11,018                     $ 11,362            $ 10,262
 3/31/1999            $ 11,040                     $ 11,356            $ 10,293
 4/30/1999            $ 11,051                     $ 11,387            $ 10,368
 5/31/1999            $ 10,975                     $ 11,307            $ 10,368
 6/30/1999            $ 10,811                     $ 11,097            $ 10,368
 7/31/1999            $ 10,881                     $ 11,171            $ 10,399
 8/31/1999            $ 10,844                     $ 11,130            $ 10,424
 9/30/1999            $ 10,886                     $ 11,168            $ 10,474
10/31/1999            $ 10,790                     $ 11,089            $ 10,493
11/30/1999            $ 10,883                     $ 11,210            $ 10,499
12/31/1999            $ 10,776                     $ 11,152            $ 10,499
 1/31/2000            $ 10,789                     $ 11,106            $ 10,530
 2/29/2000            $ 10,873                     $ 11,193            $ 10,593
 3/31/2000            $ 11,069                     $ 11,411            $ 10,680
 4/30/2000            $ 11,002                     $ 11,354            $ 10,686
 5/31/2000            $ 10,995                     $ 11,286            $ 10,699
 6/30/2000            $ 11,235                     $ 11,593            $ 10,755
 7/31/2000            $ 11,372                     $ 11,753            $ 10,780
 8/31/2000            $ 11,562                     $ 11,936            $ 10,780
 9/30/2000            $ 11,545                     $ 11,881            $ 10,836
10/31/2000            $ 11,611                     $ 12,002            $ 10,855
11/30/2000            $ 11,657                     $ 12,068            $ 10,861
12/31/2000            $ 11,839                     $ 12,352            $ 10,855
 1/31/2001            $ 11,980                     $ 12,511            $ 10,923
 2/28/2001            $ 12,015                     $ 12,532            $ 10,967
 3/31/2001            $ 12,061                     $ 12,638            $ 10,992
 4/30/2001            $ 11,925                     $ 12,482            $ 11,036
 5/31/2001            $ 12,068                     $ 12,618            $ 11,085
 6/30/2001            $ 12,125                     $ 12,693            $ 11,104
 7/31/2001            $ 12,268                     $ 12,867            $ 11,073
 8/31/2001            $ 12,477                     $ 13,087            $ 11,073
 9/30/2001            $ 12,459                     $ 13,069            $ 11,123
10/31/2001            $ 12,582                     $ 13,230            $ 11,085
11/30/2001            $ 12,486                     $ 13,060            $ 11,067
12/31/2001            $ 12,366                     $ 12,922            $ 11,023
 1/31/2002            $ 12,564                     $ 13,166            $ 11,048
 2/28/2002            $ 12,697                     $ 13,354            $ 11,092
 3/31/2002            $ 12,404                     $ 13,079            $ 11,154
 4/30/2002            $ 12,646                     $ 13,382            $ 11,216
 5/31/2002            $ 12,744                     $ 13,445            $ 11,216
 6/30/2002            $ 12,830                     $ 13,612            $ 11,223
 7/31/2002            $ 12,973                     $ 13,793            $ 11,235
 8/31/2002            $ 13,150                     $ 13,973            $ 11,273
 9/30/2002            $ 13,418                     $ 14,307            $ 11,291
10/31/2002            $ 13,109                     $ 14,047            $ 11,310
11/30/2002            $ 13,071                     $ 13,932            $ 11,310
12/31/2002            $ 13,319                     $ 14,236            $ 11,285
 1/31/2003            $ 13,224                     $ 14,160            $ 11,335
 2/28/2003            $ 13,428                     $ 14,405            $ 11,422
 3/31/2003            $ 13,424                     $ 14,412            $ 11,491
 4/30/2003            $ 13,514                     $ 14,519            $ 11,466
 5/31/2003            $ 13,812                     $ 14,935            $ 11,447
 6/30/2003            $ 13,715                     $ 14,864            $ 11,460
 7/31/2003            $ 13,220                     $ 14,240            $ 11,472
 8/31/2003            $ 13,333                     $ 14,362            $ 11,516
 9/30/2003            $ 13,694                     $ 14,845            $ 11,553
10/31/2003            $ 13,619                     $ 14,732            $ 11,541
11/30/2003            $ 13,733                     $ 14,891            $ 11,510
12/31/2003            $ 13,848                     $ 15,048            $ 11,497
 1/31/2004            $ 13,914                     $ 15,111            $ 11,553
 2/29/2004            $ 14,161                     $ 15,377            $ 11,616
 3/31/2004            $ 14,097                     $ 15,289            $ 11,691
 4/30/2004            $ 13,767                     $ 14,867            $ 11,728
 5/31/2004            $ 13,704                     $ 14,876            $ 11,797
 6/30/2004            $ 13,784                     $ 14,926            $ 11,834
 7/31/2004            $ 13,936                     $ 15,130            $ 11,815
 8/31/2004            $ 14,199                     $ 15,461            $ 11,822
 9/30/2004            $ 14,268                     $ 15,544            $ 11,847
10/31/2004            $ 14,373                     $ 15,667            $ 11,909
11/30/2004            $ 14,245                     $ 15,490            $ 11,915
12/31/2004            $ 14,399                     $ 15,672            $ 11,871
 1/31/2005            $ 14,517                     $ 15,805            $ 11,896
 2/28/2005            $ 14,437                     $ 15,705            $ 11,965
 3/31/2005            $ 14,319                     $ 15,568            $ 12,059
 4/30/2005            $ 14,563                     $ 15,869            $ 12,140
 5/31/2005            $ 14,619                     $ 15,976            $ 12,127
 6/30/2005            $ 14,701                     $ 16,068            $ 12,133
 7/31/2005            $ 14,620                     $ 15,931            $ 12,190
 8/31/2005            $ 14,753                     $ 16,125            $ 12,252
 9/30/2005            $ 14,671                     $ 15,979            $ 12,402
10/31/2005            $ 14,576                     $ 15,857            $ 12,427
11/30/2005            $ 14,646                     $ 15,955            $ 12,327
12/31/2005            $ 14,756                     $ 16,101            $ 12,277
 1/31/2006            $ 14,801                     $ 16,154            $ 12,371
 2/28/2006            $ 14,872                     $ 16,250            $ 12,396
 3/31/2006            $ 14,763                     $ 16,083            $ 12,464
 4/30/2006            $ 14,744                     $ 16,054            $ 12,570
 5/31/2006            $ 14,804                     $ 16,164            $ 12,633
 6/30/2006            $ 14,759                     $ 16,092            $ 12,658
 7/31/2006            $ 14,923                     $ 16,306            $ 12,695
 8/31/2006            $ 15,127                     $ 16,585            $ 12,720
 9/30/2006            $ 15,215                     $ 16,706            $ 12,658
10/31/2006            $ 15,303                     $ 16,806            $ 12,589
11/30/2006            $ 15,405                     $ 16,939            $ 12,570
12/31/2006            $ 15,334                     $ 16,860            $ 12,589
 1/31/2007            $ 15,303                     $ 16,785            $ 12,627
 2/28/2007            $ 15,472                     $ 17,021            $ 12,695
 3/31/2007            $ 15,467                     $ 16,986            $ 12,810
 4/30/2007            $ 15,489                     $ 17,040            $ 12,894
 5/31/2007            $ 15,429                     $ 16,951            $ 12,972
 6/30/2007            $ 15,364                     $ 16,860            $ 12,998

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
CLASS A 1               6/30/07
--------------------------------
1-Year                   +1.79%
--------------------------------
5-Year                   +3.21%
--------------------------------
10-Year                  +4.39%
--------------------------------

CLASS C (7/1/03-6/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin California          Lehman Brothers
                  Intermediate-Term        Municipal Bond Index:
   Date         Tax-Free Income Fund        10-Year Component 8          CPI 8
--------------------------------------------------------------------------------
  7/1/2003            $ 10,000                     $ 10,000            $ 10,000
 7/31/2003            $  9,641                     $  9,580            $ 10,011
 8/31/2003            $  9,719                     $  9,662            $ 10,049
 9/30/2003            $  9,977                     $  9,988            $ 10,082
10/31/2003            $  9,918                     $  9,911            $ 10,071
11/30/2003            $ 10,005                     $ 10,018            $ 10,044
12/31/2003            $ 10,084                     $ 10,124            $ 10,033
 1/31/2004            $ 10,128                     $ 10,167            $ 10,082
 2/29/2004            $ 10,302                     $ 10,345            $ 10,136
 3/31/2004            $ 10,242                     $ 10,286            $ 10,201
 4/30/2004            $  9,998                     $ 10,002            $ 10,234
 5/31/2004            $  9,956                     $ 10,008            $ 10,294
 6/30/2004            $ 10,000                     $ 10,042            $ 10,327
 7/31/2004            $ 10,106                     $ 10,179            $ 10,310
 8/31/2004            $ 10,300                     $ 10,402            $ 10,316
 9/30/2004            $ 10,345                     $ 10,457            $ 10,338
10/31/2004            $ 10,417                     $ 10,541            $ 10,392
11/30/2004            $ 10,320                     $ 10,421            $ 10,397
12/31/2004            $ 10,426                     $ 10,544            $ 10,359
 1/31/2005            $ 10,507                     $ 10,633            $ 10,381
 2/28/2005            $ 10,444                     $ 10,566            $ 10,441
 3/31/2005            $ 10,354                     $ 10,474            $ 10,523
 4/30/2005            $ 10,525                     $ 10,676            $ 10,593
 5/31/2005            $ 10,561                     $ 10,748            $ 10,582
 6/30/2005            $ 10,615                     $ 10,810            $ 10,588
 7/31/2005            $ 10,551                     $ 10,718            $ 10,637
 8/31/2005            $ 10,642                     $ 10,848            $ 10,691
 9/30/2005            $ 10,578                     $ 10,750            $ 10,822
10/31/2005            $ 10,505                     $ 10,669            $ 10,844
11/30/2005            $ 10,551                     $ 10,735            $ 10,757
12/31/2005            $ 10,624                     $ 10,833            $ 10,713
 1/31/2006            $ 10,652                     $ 10,868            $ 10,795
 2/28/2006            $ 10,698                     $ 10,933            $ 10,817
 3/31/2006            $ 10,615                     $ 10,820            $ 10,876
 4/30/2006            $ 10,597                     $ 10,801            $ 10,969
 5/31/2006            $ 10,644                     $ 10,875            $ 11,023
 6/30/2006            $ 10,598                     $ 10,826            $ 11,045
 7/31/2006            $ 10,720                     $ 10,971            $ 11,078
 8/31/2006            $ 10,861                     $ 11,158            $ 11,100
 9/30/2006            $ 10,919                     $ 11,240            $ 11,045
10/31/2006            $ 10,969                     $ 11,307            $ 10,985
11/30/2006            $ 11,037                     $ 11,397            $ 10,969
12/31/2006            $ 10,991                     $ 11,343            $ 10,985
 1/31/2007            $ 10,964                     $ 11,292            $ 11,019
 2/28/2007            $ 11,081                     $ 11,451            $ 11,078
 3/31/2007            $ 11,063                     $ 11,428            $ 11,179
 4/30/2007            $ 11,083                     $ 11,464            $ 11,251
 5/31/2007            $ 11,036                     $ 11,405            $ 11,320
 6/30/2007            $ 10,999                     $ 11,343            $ 11,342

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
CLASS C                         6/30/07
----------------------------------------
1-Year                           +2.68%
----------------------------------------
3-Year                           +3.18%
----------------------------------------
Since Inception (7/1/03)         +2.41%
----------------------------------------


                                                              Annual Report | 23

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND, BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 6/30/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


24 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 1/1/07       VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,002.50              $ 3.43
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.37              $ 3.46
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   999.80              $ 6.10
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.70              $ 6.16
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.69% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


26 | Annual Report

Franklin California Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         26.7%
--------------------------------------------------------------------------------
Utilities                                                                  24.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.6%
--------------------------------------------------------------------------------
Tax-Supported                                                              14.9%
--------------------------------------------------------------------------------
Other Revenue                                                              11.1%
--------------------------------------------------------------------------------
Transportation                                                              3.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        1.7%
--------------------------------------------------------------------------------
Higher Education                                                            1.5%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN**
Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 6/30/07***

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...............................   63.8%
AA ................................    8.0%
A .................................   16.6%
BBB ...............................   10.1%
Not Rated by S&P ..................    1.5%

** Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

*** Does not include short-term investments and other net assets.

RATINGS                                  MOODY'S
AAA or Aaa                                  1.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Limited-Term Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.


                                                              Annual Report | 27

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2
Franklin California Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
July 2006                                                            2.18 cents
--------------------------------------------------------------------------------
August 2006                                                          2.30 cents
--------------------------------------------------------------------------------
September 2006                                                       2.30 cents
--------------------------------------------------------------------------------
October 2006                                                         2.30 cents
--------------------------------------------------------------------------------
November 2006                                                        2.30 cents
--------------------------------------------------------------------------------
December 2006                                                        2.30 cents
--------------------------------------------------------------------------------
January 2007                                                         2.30 cents
--------------------------------------------------------------------------------
February 2007                                                        2.30 cents
--------------------------------------------------------------------------------
March 2007                                                           2.30 cents
--------------------------------------------------------------------------------
April 2007                                                           2.30 cents
--------------------------------------------------------------------------------
May 2007                                                             2.30 cents
--------------------------------------------------------------------------------
June 2007                                                            2.30 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.80 on June 30, 2006, to $9.86 on June 30, 2007. The Fund's Class A shares paid dividends totaling 27.47 cents per share for the same period. 2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.74%. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 4.65% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

Performance Summary as of 6/30/07

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FCALX)                          CHANGE    6/30/07    6/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.06      $9.86      $9.80
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.2747
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------
CLASS A                                                1-YEAR    INCEPTION (9/2/03)
-----------------------------------------------------------------------------------
Cumulative Total Return 2                              +3.45%          +6.22%
-----------------------------------------------------------------------------------
Average Annual Total Return 3                          +1.08%          +0.99%
-----------------------------------------------------------------------------------
   Distribution Rate 4                         2.74%
-----------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      4.65%
-----------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.61%
-----------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.43%
-----------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
-----------------------------------------------------------------------------------
      Without Waiver                           1.10%
-----------------------------------------------------------------------------------
      With Waiver                              0.50%
-----------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 8/31/08.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                        6/30/07
---------------------------------------
1-Year                          +1.08%
---------------------------------------
Since Inception (9/2/03)        +0.99%
---------------------------------------

CLASS A (9/2/03-6/30/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin California          Lehman Brothers
                      Limited-Term           Municipal Bond Index:
   Date           Tax-Free Income Fund         5-Year Component 8        CPI 8
--------------------------------------------------------------------------------
  9/2/2003              $  9,775                    $ 10,000           $ 10,000
 9/30/2003              $  9,873                    $ 10,253           $ 10,033
10/31/2003              $  9,814                    $ 10,186           $ 10,022
11/30/2003              $  9,824                    $ 10,227           $  9,995
12/31/2003              $  9,844                    $ 10,267           $  9,984
 1/31/2004              $  9,873                    $ 10,316           $ 10,033
 2/29/2004              $  9,942                    $ 10,442           $ 10,087
 3/31/2004              $  9,914                    $ 10,398           $ 10,152
 4/30/2004              $  9,807                    $ 10,190           $ 10,184
 5/31/2004              $  9,750                    $ 10,137           $ 10,244
 6/30/2004              $  9,781                    $ 10,175           $ 10,276
 7/31/2004              $  9,842                    $ 10,269           $ 10,260
 8/31/2004              $  9,913                    $ 10,449           $ 10,265
 9/30/2004              $  9,905                    $ 10,463           $ 10,287
10/31/2004              $  9,926                    $ 10,521           $ 10,341
11/30/2004              $  9,888                    $ 10,452           $ 10,347
12/31/2004              $  9,920                    $ 10,547           $ 10,309
 1/31/2005              $  9,922                    $ 10,544           $ 10,330
 2/28/2005              $  9,895                    $ 10,492           $ 10,390
 3/31/2005              $  9,877                    $ 10,425           $ 10,471
 4/30/2005              $  9,909                    $ 10,546           $ 10,542
 5/31/2005              $  9,922                    $ 10,576           $ 10,531
 6/30/2005              $  9,955                    $ 10,625           $ 10,536
 7/31/2005              $  9,942                    $ 10,567           $ 10,585
 8/31/2005              $  9,959                    $ 10,634           $ 10,639
 9/30/2005              $  9,976                    $ 10,615           $ 10,769
10/31/2005              $  9,962                    $ 10,570           $ 10,791
11/30/2005              $  9,949                    $ 10,595           $ 10,704
12/31/2005              $  9,976                    $ 10,647           $ 10,661
 1/31/2006              $  9,993                    $ 10,671           $ 10,742
 2/28/2006              $ 10,000                    $ 10,691           $ 10,764
 3/31/2006              $  9,988                    $ 10,649           $ 10,823
 4/30/2006              $ 10,007                    $ 10,672           $ 10,915
 5/31/2006              $ 10,028                    $ 10,709           $ 10,970
 6/30/2006              $ 10,028                    $ 10,659           $ 10,991
 7/31/2006              $ 10,071                    $ 10,759           $ 11,024
 8/31/2006              $ 10,126                    $ 10,875           $ 11,046
 9/30/2006              $ 10,170                    $ 10,934           $ 10,991
10/31/2006              $ 10,183                    $ 10,980           $ 10,932
11/30/2006              $ 10,217                    $ 11,025           $ 10,915
12/31/2006              $ 10,231                    $ 11,002           $ 10,932
 1/31/2007              $ 10,244                    $ 10,979           $ 10,965
 2/28/2007              $ 10,289                    $ 11,079           $ 11,024
 3/31/2007              $ 10,313                    $ 11,105           $ 11,124
 4/30/2007              $ 10,327                    $ 11,122           $ 11,196
 5/31/2007              $ 10,351                    $ 11,089           $ 11,265
 6/30/2007              $ 10,383                    $ 11,069           $ 11,287


30 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed the amount shown with waiver (other than certain non-routine expenses) until 8/31/08. If the manager and administrator had not taken this action, the Fund's total return and distribution rate would have been lower and yield for the period would have been 1.89%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on an annualization of the 2.3 cent per share current monthly dividend and the maximum offering price of $10.09 per share on 6/30/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 31

Your Fund's Expenses

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 1/1/07      VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,014.20               $2.50
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,022.32               $2.51
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 33

Franklin California
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity. 1 The Fund's portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

This annual report for Franklin California Tax-Exempt Money Fund covers the fiscal year ended June 30, 2007.

PERFORMANCE OVERVIEW

With relatively stable short-term interest rates, money market portfolio yields moved little during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield fell from 3.20% at the beginning of the period to 3.15% on June 30, 2007.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's total assets in high quality, short-term municipal securities whose interest is free from federal and California personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 67.


34 | Annual Report

MANAGER'S DISCUSSION

During the reporting period, the Federal Reserve Board (Fed) left the federal funds target rate unchanged. As a result, the short-term municipal bond market experienced healthy demand for short-term fixed rate securities. The Fed's decision helped give investors confidence that the value of their fixed coupon payments would not be eroded by rising inflation in the near term.

The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which comprised a large portion of Franklin California Tax-Exempt Money Fund, averaged a yield of 3.62% for the period under review. 2

The Fund participated and reinvested in several issues during the period under review including Los Angeles County tax and revenue anticipation notes, University of California Regents commercial paper program, and California School Cash Reserves Program notes.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

2. Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The index is unmanaged and does not reflect management fees and expenses that affect Fund performance.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PERFORMANCE SUMMARY
Franklin California Tax-Exempt Money Fund
SYMBOL: FCLXX
6/30/07

--------------------------------------------------------------------------------
Seven-day effective yield 1                                               3.15%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                3.10%
--------------------------------------------------------------------------------
Taxable equivalent yield 2                                                5.25%
--------------------------------------------------------------------------------
Total annual operating expenses                                           0.55%
--------------------------------------------------------------------------------

1. Seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 6/27/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

3. Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 6/30/07. The Fund's average weighted maturity was 37 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin California Tax-Exempt Money Fund
6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                    INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                       80.7%
--------------------------------------------------------------------------------
Notes and Bonds                                                           16.2%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                3.1%
--------------------------------------------------------------------------------


                                                              Annual Report | 35

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 1/1/07      VALUE 6/30/07    PERIOD* 1/1/07-6/30/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,015.00               $2.75
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,022.07               $2.76
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 37

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                    ----------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
CLASS A                                                   2007           2006           2005           2004          2003
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $    12.43     $    12.85     $    12.24     $    12.83    $    12.32
                                                    ----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................         0.54           0.55           0.55           0.56          0.57

   Net realized and unrealized gains (losses) ...         0.05          (0.43)          0.62          (0.59)         0.51
                                                    ----------------------------------------------------------------------
Total from investment operations ................         0.59           0.12           1.17          (0.03)         1.08
                                                    ----------------------------------------------------------------------
Less distributions from net investment income ...        (0.54)         (0.54)         (0.56)         (0.56)        (0.57)
                                                    ----------------------------------------------------------------------
Redemption fees .................................           -- d           -- d           -- d           --            --
                                                    ----------------------------------------------------------------------
Net asset value, end of year ....................   $    12.48     $    12.43     $    12.85     $    12.24    $    12.83
                                                    ======================================================================

Total return c ..................................         4.79%          0.96%          9.70%         (0.22)%        8.97%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................         0.61%          0.61%          0.61%          0.61%         0.61%

Net investment income ...........................         4.29%          4.34%          4.38%          4.51%         4.50%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $1,810,358     $1,751,279     $1,780,642     $1,698,669    $1,912,784

Portfolio turnover rate .........................         6.77%          5.75%          3.87%         12.21%         9.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


38 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                    ------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
CLASS B                                                 2007         2006         2005         2004        2003
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  12.49     $  12.91     $  12.29     $  12.88    $  12.37
                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................       0.48         0.48         0.49         0.50        0.50

   Net realized and unrealized gains (losses) ...       0.04        (0.43)        0.62        (0.60)       0.51
                                                    ------------------------------------------------------------
Total from investment operations ................       0.52         0.05         1.11        (0.10)       1.01
                                                    ------------------------------------------------------------
Less distributions from net investment income ...      (0.47)       (0.47)       (0.49)       (0.49)      (0.50)
                                                    ------------------------------------------------------------
Redemption fees .................................         -- d         -- d         -- d         --          --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $  12.54     $  12.49     $  12.91     $  12.29    $  12.88
                                                    ============================================================

Total return c ..................................       4.20%        0.41%        9.15%       (0.77)%      8.34%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................       1.16%        1.16%        1.16%        1.16%       1.16%

Net investment income ...........................       3.74%        3.79%        3.83%        3.96%       3.95%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 59,127     $ 68,922     $ 78,038     $ 77,169    $ 85,698

Portfolio turnover rate .........................       6.77%        5.75%        3.87%       12.21%       9.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 39

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                         ----------------------------------------------------------
                                                                                             YEAR ENDED JUNE 30,
CLASS C                                                                       2007        2006        2005        2004        2003
                                                                         ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................................   $   12.55   $   12.97   $   12.34   $   12.93   $   12.41
                                                                         ----------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................................        0.48        0.48        0.49        0.50        0.50

   Net realized and unrealized gains (losses) ........................        0.04       (0.43)       0.63       (0.60)       0.52
                                                                         ----------------------------------------------------------
Total from investment operations .....................................        0.52        0.05        1.12       (0.10)       1.02
                                                                         ----------------------------------------------------------
Less distributions from net investment income ........................       (0.47)      (0.47)      (0.49)      (0.49)      (0.50)
                                                                         ----------------------------------------------------------
Redemption fees ......................................................          -- d        -- d        -- d        --          --
                                                                         ----------------------------------------------------------
Net asset value, end of year .........................................   $   12.60   $   12.55   $   12.97   $   12.34   $   12.93
                                                                         ==========================================================

Total return c .......................................................        4.17%       0.40%       9.19%      (0.78)%      8.39%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................................................        1.16%       1.16%       1.16%       1.16%       1.16%

Net investment income ................................................        3.74%       3.79%       3.83%       3.96%       3.95%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................................   $ 139,476   $ 133,560   $ 129,156   $ 120,610   $ 136,674

Portfolio turnover rate ..............................................        6.77%       5.75%       3.87%      12.21%       9.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


40 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.6%
  MUNICIPAL BONDS 99.6%
  CALIFORNIA 99.6%
  ABAG Finance Authority for Nonprofit Corps. COP,
     Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 .....................   $  2,055,000   $    2,110,547
     Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 ..................      3,500,000        3,580,535
     Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ................................      5,000,000        5,061,450
  ABAG Finance Authority for Nonprofit Corps. Revenue,
     Poway Retirement Housing Foundation Housing Inc. Project, Series A, California Mortgage
       Insured, 5.375%, 11/15/25 ..................................................................      5,145,000        5,316,946
     Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured, 5.60%,
       4/01/26 ....................................................................................      2,750,000        2,845,562
  Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
    zero cpn., 8/01/25 ............................................................................      9,045,000        3,552,514
  Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
     5.25% thereafter, 10/01/21 ...................................................................     64,660,000       52,516,205
     5.45% thereafter, 10/01/25 ...................................................................     25,000,000       20,152,000
  Alameda Power and Telecommunication Electric System Revenue COP, Refunding, Series A,
    MBIA Insured, 5.75%, 7/01/30 ..................................................................      3,305,000        3,491,931
  Alhambra City Elementary School District GO,
     Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero cpn., 9/01/27 ...........      3,035,000        1,139,460
     Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 ..........................................      2,065,000        2,163,666
  Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ................................      5,000,000        5,150,100
  Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
     8/01/29 ......................................................................................      5,110,000        1,695,958
     8/01/33 ......................................................................................     11,690,000        3,136,778
     8/01/39 ......................................................................................      9,620,000        1,877,439
     8/01/46 ......................................................................................     27,665,000        3,736,712
  Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%,
    12/01/22 ......................................................................................      1,080,000        1,110,704
  Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 ..............      4,315,000        4,416,273
  Bakersfield City School District GO, Series A, FSA Insured, 5.00%,
     11/01/27 .....................................................................................      2,415,000        2,513,749
     11/01/28 .....................................................................................      2,535,000        2,645,222
  Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 .........................      4,000,000        4,275,000
  Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 .............................      1,500,000        1,530,135
  Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 .................................      1,000,000        1,052,980
  Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
    FSA Insured, 5.00%, 9/02/32 ...................................................................      3,800,000        3,887,932
  Cabrillo Community College District GO,
     Capital Appreciation, Election of 2004, Series B, MBIA Insured, zero cpn., 8/01/39 ...........     12,570,000        2,385,157
     Series C, AMBAC Insured, Pre-Refunded, 5.375%, 5/01/26 .......................................      5,400,000        5,723,892
  Calexico USD, CFD No. 1 Special Tax, AMBAC Insured, Pre-Refunded, 5.60%, 9/01/17 ................      2,930,000        2,997,009
  California Community College Financing Authority Lease Revenue, Grossmont Palomar and
    Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ...............................................      3,030,000        3,157,048
  California Educational Facilities Authority Revenue,
     Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 .......................................      4,455,000        4,647,055
     Stanford University, Refunding, Series M, 5.25%, 12/01/26 ....................................      6,450,000        6,555,651
     Stanford University, Refunding, Series O, 5.125%, 1/01/31 ....................................     24,705,000       25,059,764


                                                              Annual Report | 41

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California Educational Facilities Authority Revenue, (continued)
     Stanford University, Series N, 5.35%, 6/01/27 ................................................   $ 21,250,000   $   21,564,925
     Stanford University, Series N, 5.20%, 12/01/27 ...............................................      6,000,000        6,085,380
     University of Southern California, Series C, Pre-Refunded, 5.125%, 10/01/28 ..................      3,845,000        3,896,369
  California Health Facilities Financing Authority Revenue,
     Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 .............................     10,000,000       10,021,900
     Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ................................     12,995,000       13,189,015
     Catholic Healthcare West, Refunding, Series A, MBIA Insured,, 6.00%, 7/01/17 .................      3,970,000        4,009,700
     Catholic Healthcare West, Series A, Pre-Refunded, 5.00%, 7/01/28 .............................      2,005,000        2,050,393
     Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ...........      1,130,000        1,174,217
     The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 .......................      5,000,000        5,104,100
     Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .............................................     15,400,000       15,769,908
     Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ............................................      5,000,000        5,113,250
     Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ............................................      4,000,000        4,089,120
     Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%, 11/01/28 .........      3,325,000        3,377,202
     Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ..................................      5,000,000        5,020,450
     Orange County Health Facility, Series A, California Mortgage Insured, 6.20%, 11/01/24 ........      3,435,000        3,529,222
     Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ...............      2,000,000        2,060,960
     Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 .............................      1,585,000        1,625,196
     Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 .............................      3,735,000        3,801,408
     Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/19 ..........................        115,000          118,916
     Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/38 ..........................        265,000          274,023
     True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
       9/01/25 ....................................................................................      1,250,000        1,298,263
     UCSF-Stanford Health Care, Series A, FSA Insured, Pre-Refunded, 5.00%, 11/15/28 ..............      9,530,000        9,792,170
  California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10,
    6.30% thereafter, 8/01/31 .....................................................................        240,000          205,778
  California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
    first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .............................      8,460,000        9,104,906
  California PCFA, PCR, Southern California Edison Co., Refunding, Series C, MBIA Insured,
    5.55%, 9/01/31 ................................................................................      4,800,000        4,975,824
  California Public School District Financing Authority Lease Revenue, Southern Kern USD,
    Series B, FSA Insured, ETM, 5.90%, 9/01/26 ....................................................      1,615,000        1,869,589
  California State Department of Water Resources Central Valley Project Revenue, Water System,
    Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ...........................................        365,000          369,125
  California State Department of Water Resources Water Revenue,
     Central Valley Project, Refunding, Series AD, FSA Insured, 5.00%, 12/01/26 ...................      2,170,000        2,253,111
     Refunding, Series W, FSA Insured, 5.125%, 12/01/29 ...........................................      5,000,000        5,163,750
     System, Central Valley Project, Refunding, Series AC, MBIA Insured, 5.00%, 12/01/26 ..........      3,575,000        3,704,594
  California State GO,
     FGIC Insured, 5.375%, 6/01/26 ................................................................      1,350,000        1,364,877
     FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ....................................................     34,500,000       36,077,685
     MBIA Insured, 6.00%, 8/01/16 .................................................................        210,000          210,342
     MBIA Insured, 6.00%, 10/01/21 ................................................................         65,000           65,353
     MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ...................................................     19,520,000       20,194,221
     Pre-Refunded, 5.00%, 10/01/27 ................................................................     30,790,000       31,581,611


42 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State GO, (continued)
     Pre-Refunded, 5.125%, 6/01/31 ................................................................   $ 24,705,000   $   25,836,242
     Refunding, 5.125%, 6/01/31 ...................................................................        295,000          302,478
     Refunding, MBIA Insured, 5.00%, 8/01/29 ......................................................        730,000          749,608
  California State Local Government Finance Authority Revenue, Marin Valley Mobile, Senior
    Series A, FSA Insured, 5.80%, 10/01/20 ........................................................      4,275,000        4,380,977
  California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
    Series A, AMBAC Insured, 5.00%,
     12/01/21 .....................................................................................      4,100,000        4,224,312
     12/01/26 .....................................................................................      5,675,000        5,793,153
  California State University Foundation Revenue, Monterey Bay, MBIA Insured, Pre-Refunded,
    5.35%, 6/01/31 ................................................................................      2,000,000        2,109,240
  California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
    Pre-Refunded, 5.125%, 6/01/33 .................................................................      3,200,000        3,348,896
  California State University Revenue, Systemwide, Refunding, Series C, MBIA Insured, 5.00%,
    11/01/28 ......................................................................................     23,215,000       24,028,221
  California State University Revenue and Colleges Revenue, Systemwide, Refunding, Series A,
    AMBAC Insured, 5.00%, 11/01/33 ................................................................     22,000,000       22,472,340
  California Statewide CDA,
     COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ........................................     12,250,000       12,420,887
     COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 .................................................      9,700,000       10,079,367
     COP, MBIA Insured, 5.00%, 4/01/18 ............................................................      3,000,000        3,051,450
     COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 ..................................      9,585,000        9,967,537
     COP, Refunding, FSA Insured, 5.50%, 8/15/31 ..................................................      7,000,000        7,274,610
     MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
       8/01/33 ....................................................................................      2,785,000        2,920,880
  California Statewide CDA Revenue,
     Brentwood School, Series A, FSA Insured, Pre-Refunded, 5.25%, 10/01/29 .......................      7,625,000        7,805,102
     COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 .......................      5,000,000        5,105,750
     Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ...........................      2,000,000        2,105,540
     Refunding, California Mortgage Insured, 5.00%, 8/01/21 .......................................      2,035,000        2,088,480
   a St. Ignatius College Preparatory, AMBAC Insured, 5.00%, 6/01/37 ..............................      7,215,000        7,442,200
  California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
     Refunding, Series A, FSA Insured, 5.00%, 10/01/32 ............................................      9,320,000        9,521,592
     Refunding, Series B, FSA Insured, 5.75%, 10/01/29 ............................................      1,465,000        1,526,574
     Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 .........................................      2,400,000        2,542,680
     Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 .........................................      1,020,000        1,075,427
  Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ...................................................      7,150,000        7,340,261
  Castaic Lake Water Agency Revenue COP,
     1999 Project, Refunding, AMBAC Insured, 4.50%, 8/01/26 .......................................      7,700,000        7,450,674
     Series A, MBIA Insured, 5.00%, 8/01/29 .......................................................      8,000,000        8,146,800
  Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
    AMBAC Insured, zero cpn.,
     8/01/35 ......................................................................................     10,000,000        2,461,100
     8/01/36 ......................................................................................     10,000,000        2,336,700
     8/01/37 ......................................................................................     15,045,000        3,337,131


                                                              Annual Report | 43

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Chaffey Community College District GO,
     Refunding, Series A, FSA Insured, 5.00%, 7/01/27 .............................................   $    270,000   $      278,735
     Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 ..........................................      5,480,000        5,798,607
  Charter Oak USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%, 8/01/30 ...................      3,115,000        3,239,288
  Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ....................      2,790,000        2,912,955
  Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
    Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 .............................................      2,000,000        2,003,180
  Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured, 5.00%,
    8/01/28 .......................................................................................      2,685,000        2,775,323
  Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 .............................      3,265,000        3,356,159
  Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded, 5.00%,
    6/01/29 .......................................................................................      2,000,000        2,124,520
  Corona-Norco USD,
     COP, Refunding, FSA Insured, 5.125%, 4/15/25 .................................................      5,355,000        5,498,782
     COP, Refunding, FSA Insured, 5.125%, 4/15/29 .................................................      2,540,000        2,606,192
     GO, Capital Appreciation, Refunding, Series B, FSA Insured, zero cpn., 3/01/25 ...............      1,400,000          605,934
     GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 ..........................      2,320,000        1,090,145
     GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 ..........................      2,620,000        1,165,062
     GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 .........................      4,655,000        1,967,529
     GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 .........................      6,080,000        2,446,166
     GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/25 ..................................      2,000,000        2,093,580
     GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/26 ..................................      1,605,000        1,678,766
     GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 ..................................      2,000,000        2,090,260
  Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
    9/01/26 .......................................................................................      2,700,000        2,851,443
  Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ...............................      5,070,000        5,185,190
  Culver City USD, GO, MBIA Insured, Pre-Refunded,
     5.125%, 8/01/37 ..............................................................................        650,000          666,367
     5.20%, 8/01/38 ...............................................................................      3,285,000        3,411,440
  Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 .............................      1,620,000        1,750,264
  East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ......................     14,000,000       14,588,420
  El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured, 5.25%,
    10/01/35 ......................................................................................      6,200,000        6,571,938
  El Monte City School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
    5/01/30 .......................................................................................      4,500,000        4,658,715
  El Monte Water Authority Revenue, Water System Project, AMBAC Insured, Pre-Refunded,
    5.60%, 9/01/34 ................................................................................      1,800,000        1,927,926
  Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
    9/01/30 .......................................................................................      3,770,000        3,853,958
  Escondido USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ..........................     11,665,000       12,255,482
  Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 .....................................................      4,145,000        4,285,060
  Fairfield Suisun USD, GO,
     Election of 2002, MBIA Insured, 5.00%, 8/01/25 ...............................................      4,185,000        4,333,484
     MBIA Insured, 5.00%, 8/01/27 .................................................................     12,000,000       12,392,520
  Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
    MBIA Insured, 5.00%, 3/01/33 ..................................................................      5,000,000        5,108,250


44 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 ..............   $  2,030,000   $    2,107,160
  Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 ............................     20,000,000       12,397,800
     Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 ............................     25,000,000       14,610,750
     Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 ............................      5,970,000        3,288,157
     senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 ...............................     66,735,000       67,668,623
  Fortuna PFA Wastewater Revenue, FSA Insured, 5.00%, 10/01/36 ....................................      4,125,000        4,260,300
  Franklin-McKinley School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
    8/01/29 .......................................................................................      5,280,000        5,474,938
  Fresno USD, GO, Refunding,
     Series B, MBIA Insured, 5.00%, 2/01/21 .......................................................      2,860,000        3,036,891
     Series C, MBIA Insured, 5.90%, 2/01/20 .......................................................      2,065,000        2,370,207
     Series C, MBIA Insured, 5.90%, 8/01/22 .......................................................      3,000,000        3,440,730
  Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
    8/01/23 .......................................................................................      3,030,000        1,429,312
  Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
    5.75%,
     7/01/25 ......................................................................................      1,250,000        1,323,238
     7/01/30 ......................................................................................      1,000,000        1,058,010
  Gilroy USD, GO, Election of 2002, FGIC Insured, 5.00%, 8/01/30 ..................................      8,650,000        8,963,476
  Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 .........................................      2,750,000        2,862,942
  Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 5.00%,
    9/01/24 .......................................................................................      5,000,000        5,162,650
  Grossmont UHSD,
     COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ...............................................      2,250,000        2,346,548
     GO, Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 ..................      5,110,000        2,281,308
  Hartnell Community College District GO, Election of 2002, Series B, FSA Insured, 5.00%,
    6/01/31 .......................................................................................      5,000,000        5,192,700
  Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
    5.125%, 10/01/32 ..............................................................................     19,815,000       20,579,066
  Huntington Beach City and School District COP, MBIA Insured, Pre-Refunded, 5.25%,
    7/01/29 .......................................................................................      1,795,000        1,880,532
a Huntington Beach UHSD, GO, Election of 2004, FGIC Insured, 5.00%, 8/01/35 .......................      3,000,000        3,108,000
  Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
     8/01/25 ......................................................................................      3,045,000        3,738,042
     8/01/29 ......................................................................................      3,075,000        3,877,513
  Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
    5.00%, 9/01/32 ................................................................................      7,000,000        7,133,210
  Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ...................................................      1,600,000        1,687,936
  Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ....................      7,800,000        7,908,264
  Kern County High School District GO,
   a Election of 2004, Series C, FGIC Insured, 5.00%, 8/01/33 .....................................      7,535,000        7,789,984
     FSA Insured, ETM, 6.625%, 8/01/14 ............................................................      1,535,000        1,785,128
     FSA Insured, ETM, 6.625%, 8/01/15 ............................................................      1,400,000        1,652,406
  Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment
    Projects No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ..................................      5,775,000        5,920,992


                                                              Annual Report | 45

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured, zero cpn.,
     8/01/25 ......................................................................................   $  5,495,000   $    2,331,748
     7/01/26 ......................................................................................      5,965,000        2,418,986
  Las Virgenes USD, GO, Series A, FSA Insured, 5.00%, 8/01/28 .....................................      5,245,000        5,442,369
  Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ................      8,800,000        8,949,952
  Lodi Electric Systems Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
    1/15/32 .......................................................................................      4,000,000        4,142,560
  Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ......................................................      2,150,000        2,210,953
  Lompoc USD, GO, Election of 2002, Series C, FSA Insured, 5.00%,
     6/01/27 ......................................................................................      3,020,000        3,154,481
     6/01/32 ......................................................................................      3,000,000        3,121,380
  Long Beach Bond Finance Authority Lease Revenue,
     Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 .....................      4,000,000        4,149,040
     Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 .....................     11,000,000       11,298,980
     Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 .....................      2,000,000        2,083,600
     Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ............................      6,780,000        6,932,008
     Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ............................     10,500,000       10,710,525
  Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
    Redevelopment Projects, Series A, AMBAC Insured,
     5.00%, 8/01/25 ...............................................................................      7,015,000        7,185,044
     5.00%, 8/01/31 ...............................................................................      3,135,000        3,202,434
     Pre-Refunded, 5.00%, 8/01/25 .................................................................      6,535,000        6,865,802
     Pre-Refunded, 5.00%, 8/01/31 .................................................................      8,865,000        9,313,746
  Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
    5.125%, 8/01/31 ...............................................................................     13,870,000       14,207,596
  Los Angeles Community College District GO,
     Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .........................................      4,000,000        4,174,800
     Series B, FSA Insured, 5.00%, 8/01/27 ........................................................      4,000,000        4,124,400
  Los Angeles COP,
     Municipal Improvement Corp., Municipal Improvement Corp. of Los Angeles, Series AW,
       AMBAC Insured, 5.00%, 6/01/27 ..............................................................      5,895,000        6,052,279
     Real Property Program, MBIA Insured, 5.00%, 2/01/27 ..........................................      9,890,000       10,120,734
  Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured,
    Pre-Refunded, 5.25%,
     11/01/27 .....................................................................................      2,500,000        2,611,200
     11/01/33 .....................................................................................      2,500,000        2,611,200
  Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier, Senior Series A,
    MBIA Insured, Pre-Refunded,, 5.25%, 7/01/27 ...................................................     27,870,000       28,148,700
  Los Angeles County Public Works Financing Authority Lease Revenue, Master Refunding
    Project, Refunding, Series B, FGIC Insured, 5.00%, 9/01/31 ....................................      7,600,000        7,841,832
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
    District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/29 ..................................      6,460,000        6,702,379
  Los Angeles Department of Water and Power Waterworks Revenue, System, Sub Series A-2,
    AMBAC Insured, 5.00%, 7/01/44 .................................................................     25,000,000       25,672,500
  Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 .................        765,000          765,260
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ..................     10,000,000       10,303,400


46 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA Insured,
    5.00%, 7/01/24 ................................................................................   $ 12,000,000   $   12,229,440
  Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.85%,
    9/01/18 .......................................................................................      1,765,000        1,853,497
  Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
     5.85%, 6/01/22 ...............................................................................        665,000          695,371
     5.90%, 6/01/29 ...............................................................................      3,105,000        3,252,550
  Madera PFA Water and Wastewater Revenue, Refunding, MBIA Insured, 5.00%, 3/01/36 ................      2,000,000        2,062,240
  Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 ............      1,200,000        1,235,628
  Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 .....................      2,680,000        2,817,940
  Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
    9/01/26 .......................................................................................     10,000,000       10,329,200
  Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 .......................      1,025,000        1,078,864
  Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
     7/01/26 ......................................................................................      5,000,000        5,106,700
     7/01/31 ......................................................................................      8,285,000        8,444,900
  Modesto Wastewater Treatment Facility Revenue, MBIA Insured, Pre-Refunded, 5.75%,
    11/01/22 ......................................................................................     14,375,000       14,613,912
  Monrovia USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31 .......................      4,915,000        5,107,373
  Montebello Community RDA Tax Allocation,
     Housing, Series A, FSA Insured, Pre-Refunded, 5.45%, 9/01/19 .................................      1,100,000        1,124,915
     Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 ..............      2,460,000        2,466,765
  Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
    11/01/26 ......................................................................................      8,715,000        9,225,438
  Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 ..................      4,000,000        4,254,320
  Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 .................................      3,840,000        4,062,835
  Mount Diablo USD, GO, Election of 2002,
     FGIC Insured, 5.00%, 7/01/25 .................................................................      6,025,000        6,226,295
     MBIA Insured, 5.00%, 6/01/28 .................................................................      1,465,000        1,519,132
     MBIA Insured, 5.00%, 6/01/29 .................................................................      1,590,000        1,646,827
  Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ..........................................      2,380,000        2,451,448
  Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ....................................................      2,535,000        2,613,331
  Nevada Joint UHSD, GO,
     Election of 2002, Series B, FSA Insured, 5.00%, 8/01/30 ......................................      5,125,000        5,310,730
     Series A, FSA Insured, 5.00%, 8/01/26 ........................................................      1,295,000        1,331,713
  Newark USD, GO, Capital Appreciation,
     Series B, FGIC Insured, zero cpn., 8/01/24 ...................................................      9,905,000        3,765,287
     Series C, FSA Insured, zero cpn., 8/01/22 ....................................................      2,165,000          986,872
     Series C, FSA Insured, zero cpn., 8/01/23 ....................................................      2,465,000        1,053,467
     Series C, FSA Insured, zero cpn., 8/01/24 ....................................................      2,560,000        1,031,270
     Series C, FSA Insured, zero cpn., 8/01/25 ....................................................      2,705,000        1,027,143
  Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
    3/01/30 .......................................................................................      1,000,000        1,057,460
  Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
    7/01/23 .......................................................................................      3,200,000        4,179,520


                                                              Annual Report | 47

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
    6.00%, 1/01/29 ................................................................................   $ 10,000,000   $   10,515,300
  Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 ....................................................      2,500,000        2,600,300
  Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 ............................      8,000,000        8,193,120
  Orinda COP, City Offices, AMBAC Insured, 5.00%, 7/01/30 .........................................      2,155,000        2,217,883
  Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
    Series A, MBIA Insured, 5.00%, 11/01/25 .......................................................      2,295,000        2,362,060
  Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 ........................................      1,130,000        1,152,114
  Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
    5.00%, 6/01/28 ................................................................................      4,000,000        4,223,480
  Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 ..........................      1,000,000        1,038,360
  Patterson Joint USD, GO, Capital Appreciation,
     Series A, FGIC Insured, zero cpn., 8/01/22 ...................................................      1,900,000          946,105
     Series A, FGIC Insured, zero cpn., 8/01/24 ...................................................      2,075,000          926,363
     Series A, FGIC Insured, zero cpn., 8/01/25 ...................................................      2,170,000          920,818
     Series A, FGIC Insured, zero cpn., 8/01/26 ...................................................      2,265,000          914,901
     Series C, FGIC Insured, zero cpn., 8/01/23 ...................................................      1,985,000          936,364
  Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
    8/01/32 .......................................................................................      8,450,000        8,856,698
  Perris CFD Special Tax, CFD No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 ..................      4,000,000        4,170,280
  Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
    6/01/33 .......................................................................................      3,280,000        3,368,462
  Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%,
     10/01/30 .....................................................................................      5,190,000        5,363,035
     10/01/35 .....................................................................................      6,635,000        6,837,766
  Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
    10/01/23 ......................................................................................      3,000,000        3,069,030
  Poway RDA Tax Allocation,
     MBIA Insured, Pre-Refunded, 5.75%, 6/15/33 ...................................................      9,250,000        9,992,590
     Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 .................................      9,195,000        9,410,163
     Refunding, MBIA Insured, 5.75%, 6/15/33 ......................................................      2,225,000        2,384,911
  Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project,
     Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 ..............................................      2,000,000        2,024,480
     Refunding, FSA Insured, 5.25%, 9/01/20 .......................................................      2,500,000        2,590,425
  Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ...................................      3,000,000        3,083,070
  Rescue USD, GO, Election of 1998, MBIA Insured, 5.00%, 9/01/30 ..................................      7,015,000        7,271,188
  Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, Pre-Refunded,
    5.85%, 11/01/30 ...............................................................................      3,975,000        4,298,287
  Riverside County COP, Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%,
    11/01/27 ......................................................................................      3,000,000        3,080,700
  Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured, 5.00%,
    9/01/25 .......................................................................................      5,675,000        5,838,440
  Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 ............................      5,685,000        5,979,881
  Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Refunding,
    Series A, FGIC Insured, 5.00%, 10/01/32 .......................................................      5,000,000        5,169,750
  Sacramento Area Flood Control Agency Special Assessment, Subordinated, Capital AD No. 2,
    FGIC Insured, 5.80%, 11/01/16 .................................................................      1,000,000        1,021,620


48 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Sacramento City Financing Authority Revenue,
     Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/26 ..................   $  8,395,000   $    8,747,842
     Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ..................     21,500,000       22,403,645
     City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
       12/01/28 ...................................................................................     10,000,000       10,536,100
  Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
    County of Sanitation, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35 ..................     10,000,000       10,661,500
  Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
    5.75%, 9/01/30 ................................................................................      3,435,000        3,653,226
  Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ..............................      1,645,000        1,647,204
  Salinas UHSD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/31 ......................      5,000,000        5,174,150
  San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/28 ............     14,170,000       14,702,934
  San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
    5.25%, 10/01/25 ...............................................................................      7,000,000        7,160,370
  San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Insured, ETM, zero cpn.,
    5/01/22 .......................................................................................     28,405,000       12,508,710
  San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
    FSA Insured, 5.75%, 6/01/14 ...................................................................      2,250,000        2,269,170
  San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 ......................      2,110,000        2,228,688
  San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
    5.25%, 5/15/27 ................................................................................      2,950,000        2,983,099
  San Francisco BART District Sales Tax Revenue,
     5.00%, 7/01/28 ...............................................................................      2,795,000        2,844,891
     FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ...................................................      6,500,000        6,780,215
     FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ...................................................     12,000,000       12,517,320
  San Francisco City and County Airports Commission International Airport Revenue, Refunding,
    Second Series 28A, MBIA Insured, 5.125%,
     5/01/24 ......................................................................................      9,745,000       10,009,967
     5/01/27 ......................................................................................     16,575,000       16,960,866
  San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
    Series A, FSA Insured, 5.00%, 11/01/31 ........................................................      3,885,000        3,987,914
  San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 .............      6,000,000        6,179,760
  San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
    MBIA Insured, 5.00%, 9/01/31 ..................................................................     13,415,000       14,126,666
  San Gabriel USD, GO, Capital Appreciation,
   a Election of 2002, Series C, FSA Insured, zero cpn., 8/01/30 ..................................      5,635,000        1,860,959
   a Election of 2002, Series C, FSA Insured, zero cpn., 8/01/31 ..................................      5,870,000        1,843,356
   a Election of 2002, Series C, FSA Insured, zero cpn., 7/01/32 ..................................      6,115,000        1,828,507
     Series A, FSA Insured, zero cpn., 8/01/26 ....................................................      3,530,000        1,425,873
     Series A, FSA Insured, zero cpn., 2/01/27 ....................................................      1,850,000          728,327
  San Joaquin Delta Community College District GO, Election of 2004, Series A, FSA Insured,
     5.00%, 8/01/29 ...............................................................................        520,000          539,198
     Pre-Refunded, 5.00%, 8/01/29 .................................................................      4,530,000        4,842,978
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 ..................     13,155,000        5,403,942
     Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ...........................................     18,075,000       18,408,845
     Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ............................................     11,860,000       12,071,345
     senior lien, MBIA Insured, 5.00%, 1/01/33 ....................................................     10,035,000       10,045,236


                                                              Annual Report | 49

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
    5.00%, 6/01/27 ................................................................................   $ 10,000,000   $   10,204,200
  San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ................      3,500,000        3,615,220
  San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 ......................      5,115,000        5,265,841
  San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, Pre-Refunded,
    5.75%, 11/01/29 ...............................................................................      5,000,000        5,315,300
  San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
    Series A, MBIA Insured, Pre-Refunded,
     5.75%, 10/01/29 ..............................................................................      5,340,000        5,750,432
     5.80%, 10/01/30 ..............................................................................      7,800,000        8,361,678
  San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 ..................................      6,080,000        2,590,202
  San Mateo County Community College District GO, Election of 2001, Series C, 5.00%,
    3/01/31 .......................................................................................      3,760,000        3,887,878
  San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 ..............      5,790,000        6,118,582
  San Ramon PFA Tax Allocation, Series A, AMBAC Insured, 5.00%, 2/01/38 ...........................      5,000,000        5,133,050
  Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, zero cpn.,
    4/01/24 .......................................................................................     14,245,000        6,407,828
  Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 .......................................      5,555,000        5,695,875
  Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
    5.00%, 11/15/22 ...............................................................................      3,950,000        4,042,864
  Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
    7/01/33 .......................................................................................     11,050,000       11,318,183
  Santa Rosa Wastewater Revenue, Series B, FGIC Insured, Pre-Refunded, 5.125%,
    9/01/31 .......................................................................................      4,000,000        4,210,520
  Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
    AMBAC Insured, 6.00%, 7/02/15 .................................................................      2,000,000        2,175,300
  Sequoia UHSD, GO, Refunding, FSA Insured, 5.00%, 7/01/28 ........................................      3,060,000        3,185,858
  Shasta Tehama Trinity Joint Community College District GO, Election of 2002, Series B,
    FSA Insured, 5.00%, 8/01/30 ...................................................................      9,070,000        9,431,893
  Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 .................      3,455,000        3,655,217
  Sonoma Valley USD, GO, FSA Insured, Pre-Refunded, 6.00%, 7/15/21 ................................      2,400,000        2,401,536
  South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 .........................................      3,155,000        3,242,646
  South San Francisco COP, 5.00%, 4/01/29 .........................................................      2,000,000        2,030,480
  Southern California Public Power Authority Power Project Revenue, Series A, AMBAC Insured,
    Pre-Refunded, 5.00%, 7/01/33 ..................................................................     29,000,000       30,641,400
  Southern Kern USD, COP, Capital Appreciation, Building Program, Series B, FSA Insured,
    5.625%, 9/01/26 ...............................................................................      2,250,000        2,316,645
  Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 ...................      3,005,000        3,080,576
  Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
    zero cpn.,
     8/01/28 ......................................................................................      2,340,000          838,516
     8/01/29 ......................................................................................      2,440,000          829,210
     8/01/30 ......................................................................................      2,550,000          823,395
     8/01/31 ......................................................................................      2,660,000          815,928
  Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ...........................      2,000,000        2,090,340


50 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B,
    FSA Insured, 5.90%, 7/01/12 ...................................................................   $  2,195,000   $    2,238,900
  Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
    5.00%, 9/01/23 ................................................................................      6,500,000        6,694,480
  Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ...................................................      3,000,000        3,192,810
  Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%,
    8/01/20 .......................................................................................      4,340,000        4,554,222
  Travis USD, COP, FGIC Insured, 5.00%, 9/01/36 ...................................................      8,230,000        8,466,448
  Tri-City Hospital District Revenue,
     MBIA Insured, 6.00%, 2/01/22 .................................................................      2,350,000        2,353,736
     Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ...........................................      2,750,000        2,781,185
  Truckee PFA Lease Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/30 ...............      1,990,000        2,088,187
  Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus
    Foundation, MBIA Insured, 5.875%, 6/01/22 .....................................................      1,850,000        1,871,645
  Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 .........................................      6,855,000        7,138,728
  Union City CRDA Tax Allocation Revenue, Community Redevelopment Project,
    AMBAC Insured, 5.75%, 10/01/32 ................................................................     14,100,000       14,766,930
  Union Elementary School District GO, Capital Appreciation,
     Series A, FGIC Insured, zero cpn., 9/01/24 ...................................................      2,000,000          889,360
     Series B, FGIC Insured, zero cpn., 9/01/25 ...................................................      5,500,000        2,324,685
     Series B, FGIC Insured, zero cpn., 9/01/26 ...................................................      5,850,000        2,353,630
  University of California Revenues, Multiple Purpose Projects,
     Series H, FGIC Insured, Pre-Refunded, 5.50%, 9/01/28 .........................................      2,500,000        2,531,950
     Series K, Pre-Refunded, 5.00%, 9/01/23 .......................................................      3,160,000        3,237,989
     Series M, FGIC Insured, Pre-Refunded, 5.125%, 9/01/30 ........................................      8,720,000        9,051,622
  Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured,
    5.00%, 9/01/31 ................................................................................      5,095,000        5,176,775
  Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%, 8/01/30 ...............................      7,425,000        7,689,998
  Vista USD, GO,
     Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 ..............................      7,150,000        2,888,099
     Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 ..............................      4,795,000        1,887,744
     Series A, FSA Insured, 5.25%, 8/01/25 ........................................................      5,000,000        5,246,750
  Washington Township Health Care District Revenue,
     5.00%, 7/01/18 ...............................................................................      2,000,000        2,029,560
     5.125%, 7/01/23 ..............................................................................        450,000          456,881
  Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
    8/01/25 .......................................................................................      2,045,000        2,158,354
  West Basin Municipal Water District Revenue COP,
     1992 Project, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/17 .............................      3,370,000        3,407,778
     Refunding, Series A, MBIA Insured, 5.00%, 8/01/24 ............................................      2,500,000        2,580,425
     Refunding, Series A, MBIA Insured, 5.00%, 8/01/30 ............................................      5,745,000        5,908,273
  Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30 ...........................      6,930,000        7,517,872
  Westlands Water District Revenue COP,
     MBIA Insured, 5.00%, 9/01/29 .................................................................     11,775,000       12,055,951
     Series A, MBIA Insured, 5.00%, 9/01/35 .......................................................      1,460,000        1,491,565


                                                              Annual Report | 51

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
    5.00%, 3/01/32 ................................................................................   $  6,340,000   $    6,509,912
  Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
     3/01/33 ......................................................................................      3,870,000        3,971,239
     3/01/35 ......................................................................................      2,590,000        2,656,071
  Woodside Elementary School District GO, Election of 2005, MBIA Insured, Pre-Refunded,
    5.00%, 10/01/29 ...............................................................................      4,435,000        4,760,307
                                                                                                                     ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,896,367,356) ...............................................                   2,002,006,561
                                                                                                                     ---------------
  SHORT TERM INVESTMENTS 0.2%
  MUNICIPAL BONDS 0.2%
  CALIFORNIA 0.2%
b California State Department of Water Resources Power Supply Revenue, Series B-4,
    Daily VRDN and Put, 3.82%, 5/01/22 ............................................................      1,400,000        1,400,000
b California State Economic Recovery Revenue, Series C-16, FSA Insured, Weekly VRDN and
    Put, 3.71%, 7/01/23 ...........................................................................      1,500,000        1,500,000
b Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.71%,
    8/01/30 .......................................................................................        400,000          400,000
                                                                                                                     ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) ..................................................                       3,300,000
                                                                                                                     ---------------
  TOTAL INVESTMENTS (COST $1,899,667,356) 99.8% ...................................................                   2,005,306,561
  OTHER ASSETS, LESS LIABILITIES 0.2% .............................................................                       3,654,631
                                                                                                                     ---------------
  NET ASSETS 100.0% ...............................................................................                  $2,008,961,192
                                                                                                                     ===============

See Selected Portfolio Abbreviations on page 71.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


52 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                ------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
CLASS A                                                             2007          2006         2005         2004       2003
                                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $  11.30      $  11.68     $  11.36     $  11.74   $  11.41
                                                                ------------------------------------------------------------
Income from investment operations a:

   Net investment income b ..................................       0.43          0.43         0.43         0.44       0.44

   Net realized and unrealized gains (losses) ...............       0.04         (0.39)        0.32        (0.38)      0.34
                                                                ------------------------------------------------------------
Total from investment operations ............................       0.47          0.04         0.75         0.06       0.78
                                                                ------------------------------------------------------------
Less distributions from net investment income ...............      (0.44)        (0.42)       (0.43)       (0.44)     (0.45)
                                                                ------------------------------------------------------------
Redemption fees .............................................         -- d          -- d         -- d         --         --
                                                                ------------------------------------------------------------
Net asset value, end of year ................................   $  11.33      $  11.30     $  11.68     $  11.36   $  11.74
                                                                ============================================================

Total return c ..............................................       4.13%         0.37%        6.67%        0.50%      6.92%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................       0.67%         0.66%        0.67%        0.67%      0.68%
Net investment income .......................................       3.76%         3.74%        3.67%        3.76%      3.80%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $458,146      $463,545     $453,335     $384,196   $414,558
Portfolio turnover rate .....................................      11.25%        13.28%        4.17%       17.36%      9.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                ----------------------------------------------
                                                                             YEAR ENDED JUNE 30,
CLASS C                                                            2007         2006        2005        2004 e
                                                                ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $ 11.32      $ 11.70     $ 11.37     $ 11.73
                                                                ----------------------------------------------
Income from investment operations a:

   Net investment income b ..................................      0.37         0.37        0.36        0.37

   Net realized and unrealized gains (losses) ...............      0.05        (0.39)       0.33       (0.36)
                                                                ----------------------------------------------
Total from investment operations ............................      0.42        (0.02)       0.69        0.01
                                                                ----------------------------------------------
Less distributions from net investment income ...............     (0.38)       (0.36)      (0.36)      (0.37)
                                                                ----------------------------------------------
Redemption fees .............................................        -- d         -- d        -- d        --
                                                                ----------------------------------------------
Net asset value, end of year ................................   $ 11.36      $ 11.32     $ 11.70     $ 11.37
                                                                ==============================================

Total return c ..............................................      3.68%       (0.18)%      6.15%       0.11%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................      1.20%        1.20%       1.22%       1.22%
Net investment income .......................................      3.23%        3.20%       3.12%       3.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $27,025      $25,173     $19,082     $ 9,142
Portfolio turnover rate .....................................     11.25%       13.28%       4.17%      17.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e For the period July 1, 2003 (effective date) to June 30, 2004.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.9%
  MUNICIPAL BONDS 96.9%
  CALIFORNIA 94.8%
  ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza,
    California Mortgage Insured, 5.125%, 5/15/15 ...................................................  $  3,000,000   $    3,058,170
  ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
     5.125%, 3/01/18 ...............................................................................     2,695,000        2,738,093
     5.25%, 3/01/19 ................................................................................     2,315,000        2,368,314
  ABAG Revenue, Refunding, Series A-E,
     5.05%, 9/15/07 ................................................................................       610,000          610,921
     5.40%, 9/15/14 ................................................................................     2,455,000        2,506,211
  ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
    FSA Insured, 5.00%, 10/01/10 ...................................................................     2,485,000        2,570,186
  Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
    Series A, AMBAC Insured, zero cpn., 10/01/17 ...................................................    10,000,000        6,385,000
  Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
    8/01/14 ........................................................................................     1,330,000        1,348,035
  Antelope Valley UHSD, GO, Series A, MBIA Insured,
     4.50%, 8/01/13 ................................................................................     1,230,000        1,265,510
     4.625%, 8/01/14 ...............................................................................     1,250,000        1,291,038
  Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B, 5.40%, 9/02/07 ............     1,080,000        1,080,594
  Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
    8/01/22 ........................................................................................     4,065,000        1,965,428
  Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
    FGIC Insured, 5.00%, 11/01/21 ..................................................................     1,080,000        1,129,054
  Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F,
    5.00%, 4/01/21 .................................................................................    10,000,000       10,467,700
  Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
    FSA Insured, 4.00%, 9/02/17 ....................................................................     1,485,000        1,461,789
  Burbank Electric Revenue, MBIA Insured, 4.00%,
     6/01/11 .......................................................................................     1,000,000        1,007,170
     6/01/12 .......................................................................................     1,000,000        1,006,170
  Burbank USD, GO,
     Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/15 ............     4,600,000        3,278,466
     Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/16 ............     4,670,000        3,166,167
     Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 ......................................     2,500,000        2,515,925
  Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ...........................     5,045,000        5,048,733
  California Educational Facilities Authority Revenue, Stanford University, Refunding, Series R,
    4.00%, 11/01/11 ................................................................................     1,000,000        1,007,860
  California Health Facilities Financing Authority Revenue,
     The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ..............................     1,350,000        1,375,853
     The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ...............................     1,200,000        1,229,172
     Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .............................................     5,000,000        5,136,200
     Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .............................................     2,000,000        2,053,740
     Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .............................................     3,850,000        3,950,600
     Paradise Valley Estates, Refunding, California Mortgage Insured, 3.875%, 1/01/09 ..............     1,555,000        1,537,071
     Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%, 1/01/10 ..............     1,000,000        1,000,580
     Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/11 ...............     1,480,000        1,520,463


                                                              Annual Report | 55

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California Health Facilities Financing Authority Revenue, (continued)
     Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%, 1/01/12 ..............  $  1,000,000   $    1,008,720
     Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/13 ...............     1,815,000        1,889,125
     Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/14 ...............     1,635,000        1,697,702
     Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .............................     3,750,000        3,829,837
  California HFA, SFM Purchase Revenue, Class III, Series A-1, MBIA Insured, 5.70%,
    8/01/11 ........................................................................................       275,000          275,974
  California Municipal Finance Authority COP, Community Hospitals of Central California, 5.00%,
     2/01/18 .......................................................................................     2,185,000        2,218,146
     2/01/19 .......................................................................................     2,000,000        2,025,740
     2/01/20 .......................................................................................     2,325,000        2,346,041
     2/01/21 .......................................................................................     2,000,000        2,007,480
  California State Department of Water Resources Central Valley Project Revenue, Water System,
     Refunding, Series S, 5.00%, 12/01/19 ..........................................................     1,915,000        1,941,657
     Series S, Pre-Refunded, 5.00%, 12/01/19 .......................................................     2,085,000        2,116,484
  California State Department of Water Resources Power Supply Revenue, Series A,
     5.50%, 5/01/12 ................................................................................     2,000,000        2,123,960
     Pre-Refunded, 5.125%, 5/01/18 .................................................................     2,500,000        2,655,200
  California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 .............................    10,670,000       11,241,805
  California State GO,
     5.25%, 6/01/16 ................................................................................       515,000          520,104
     Pre-Refunded, 5.00%, 11/01/12 .................................................................     1,335,000        1,396,610
     Refunding, 4.00%, 2/01/10 .....................................................................     6,900,000        6,924,978
     Refunding, 5.00%, 11/01/12 ....................................................................       665,000          691,919
     Refunding, 5.25%, 2/01/14 .....................................................................     4,000,000        4,249,360
     Refunding, MBIA Insured, 5.00%, 2/01/18 .......................................................     1,175,000        1,194,305
     Veterans, Refunding, Series B, 5.25%, 12/01/15 ................................................     2,310,000        2,353,982
  California State Public Works Board Lease Revenue,
     Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ........................     1,325,000        1,345,935
     University of California Research Project, Series E, 5.00%, 10/01/24 ..........................     2,310,000        2,384,012
     Various California Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ............     1,555,000        1,574,624
  California Statewide CDA, COP,
     Kaiser Permanente, ETM, 5.30%, 12/01/15 .......................................................     2,000,000        2,078,220
     St. Joseph Health System, Pre-Refunded, 5.00%, 7/01/12 ........................................     2,180,000        2,223,600
     St. Joseph Health System Obligation Group, 5.25%, 7/01/11 .....................................     1,005,000        1,027,412
  California Statewide CDA Revenue,
     Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 ..............................     1,000,000        1,043,790
     Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 ............     3,000,000        3,105,510
     Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 ...........................    10,000,000        9,832,900
     Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ...............................     1,100,000        1,111,803
     Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ...............................     1,145,000        1,162,908
     Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 .....................................       460,000          452,562
     Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 .....................................       480,000          479,966
  Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02, 5.00%,
    9/02/24 ........................................................................................     1,000,000          988,590


56 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Central California Joint Powers Health Financing Authority COP, Community Hospitals of
    Central California, Pre-Refunded,
     5.125%, 2/01/13 ...............................................................................  $  1,375,000   $    1,445,895
     5.25%, 2/01/14 ................................................................................     1,435,000        1,514,915
     5.75%, 2/01/16 ................................................................................     1,585,000        1,699,485
  Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
    Refunding, MBIA Insured, 5.00%, 7/01/17 ........................................................     2,000,000        2,041,740
  Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
    3.00%, 11/01/11 ................................................................................     2,585,000        2,454,638
  Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 .............................     1,860,000        1,926,272
  Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 .....................     4,105,000        4,145,886
  Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
    8/01/17 ........................................................................................     5,235,000        3,383,695
  Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ........................................     1,000,000          997,640
  Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
     5.00%, 9/01/08 ................................................................................     2,965,000        2,993,642
     5.50%, 9/01/15 ................................................................................     1,180,000        1,206,031
  Conejo Valley USD, GO, Election of 1998,
     Series C, FSA Insured, zero cpn., 8/01/17 .....................................................     2,500,000        1,615,900
     Series D, FGIC Insured, 4.50%, 8/01/19 ........................................................     4,000,000        4,055,520
  Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
    8/01/18 ........................................................................................     2,450,000        2,509,780
  Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ..............................     2,235,000        2,240,722
  Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Pre-Refunded, 5.125%,
    10/01/16 .......................................................................................     2,630,000        2,667,846
  Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 ............       855,000          891,517
  Fairfield Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%,
    5/01/12 ........................................................................................       600,000          624,294
  Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
    10/01/17 .......................................................................................     1,275,000        1,336,812
  Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
    1/15/16 ........................................................................................     1,000,000        1,035,050
  Fremont UHSD Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 4.25%,
    9/01/13 ........................................................................................     1,310,000        1,331,785
  Fresno USD, GO, Election of 2001, Series D, MBIA Insured, 5.00%, 8/01/21 .........................     1,355,000        1,419,064
  Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
    Project, 5.00%, 4/01/12 ........................................................................     2,390,000        2,425,611
  Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
    9/01/12 ........................................................................................     1,955,000        1,999,906
  Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
    Refunding, AMBAC Insured, 4.25%, 10/01/13 ......................................................     2,025,000        2,057,076
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
    5.00%, 6/01/12 .................................................................................     1,500,000        1,568,880
  Hi-Desert Memorial Health Care District Revenue, Refunding, 5.125%, 10/01/07 .....................       650,000          651,118


                                                              Annual Report | 57

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Refunding, Series B,
    AMBAC Insured,
     4.125%, 8/01/14 ...............................................................................  $  2,140,000   $    2,153,097
     4.25%, 8/01/15 ................................................................................     2,080,000        2,101,029
  Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
    Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ............................................       890,000          925,600
  Irvine 1915 Act GO, AD No. 03-19, Group 2, Refunding,
     4.875%, 9/02/16 ...............................................................................     1,000,000        1,000,240
     5.00%, 9/02/18 ................................................................................     1,000,000        1,001,720
     5.125%, 9/02/19 ...............................................................................     1,000,000        1,005,580
  Irvine 1915 Act Special Assessment, AD No. 00-18,
     Group 2, 4.375%, 9/02/10 ......................................................................       885,000          888,195
     Group 2, 4.70%, 9/02/12 .......................................................................     1,475,000        1,485,664
     Group 2, 4.80%, 9/02/13 .......................................................................     1,175,000        1,186,691
     Group 2, 5.125%, 9/02/17 ......................................................................     1,705,000        1,722,186
     Group 3, 4.75%, 9/02/15 .......................................................................     1,000,000          998,600
     Group 3, 5.00%, 9/02/17 .......................................................................     1,000,000        1,005,200
  Irvine USD Financing Authority Special Tax, Series A,
     4.70%, 9/01/15 ................................................................................     1,095,000        1,092,733
     4.80%, 9/01/17 ................................................................................     1,400,000        1,398,796
     4.875%, 9/01/18 ...............................................................................     1,570,000        1,570,471
     5.00%, 9/01/20 ................................................................................     1,150,000        1,156,647
  Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
    1/01/18 ........................................................................................     1,735,000        1,779,034
  Lake Elsinore PFA Tax Allocation Revenue,
     Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 ...................       645,000          645,903
     Series A, 5.00%, 9/01/09 ......................................................................       945,000          950,689
  Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ......................     1,000,000        1,013,060
  Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ..................     2,000,000        2,058,960
  Lemon Grove CDA Tax Allocation, 1998, Refunding,
     5.10%, 8/01/07 ................................................................................       205,000          205,055
     5.20%, 8/01/08 ................................................................................       215,000          216,260
  Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
    12/01/19 .......................................................................................     5,000,000        5,071,750
  Lompoc USD, GO, Election of 2002, Series C, FSA Insured, 5.00%, 6/01/22 ..........................     1,340,000        1,409,653
  Long Beach Community College District GO, Election of 2002, Series B, FGIC Insured, 5.00%,
    5/01/17 ........................................................................................     1,000,000        1,058,970
  Los Altos School District GO, Refunding, AMBAC Insured, 5.00%, 8/01/22 ...........................     5,000,000        5,245,150
  Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
    AMBAC Insured, 3.00%, 8/15/12 ..................................................................     4,525,000        4,281,419
  Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier senior, Refunding, Series A,
     AMBAC Insured, 5.00%, 7/01/19 .................................................................     7,410,000        7,793,319
     FSA Insured, 5.00%, 7/01/15 ...................................................................     5,345,000        5,507,007
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
    Refunding, Series A, FSA Insured, 5.00%, 10/01/17 ..............................................     1,000,000        1,048,480


58 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Los Angeles USD, GO,
     Election of 2004, Series C, FGIC Insured, 5.00%, 7/01/19 ......................................  $  2,035,000   $    2,128,956
     Refunding, MBIA Insured, 5.25%, 7/01/13 .......................................................     3,500,000        3,744,405
     Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/21 ...........................................    10,895,000       11,391,049
  Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ...................................       155,000          155,301
  M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
     4.25%, 7/01/11 ................................................................................     5,055,000        5,138,458
     5.00%, 7/01/18 ................................................................................     1,000,000        1,032,430
  Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory
    Put 11/15/16, FNMA Insured,
     3.90%, 11/15/36 ...............................................................................     3,540,000        3,466,403
     3.95%, 11/15/36 ...............................................................................     1,460,000        1,429,720
  Metropolitan Water District Southern California GO, Waterworks, Series B, Pre-Refunded,
     4.125%, 3/01/13 ...............................................................................     1,000,000        1,009,930
     4.25%, 3/01/14 ................................................................................     1,000,000        1,014,160
     4.30%, 3/01/15 ................................................................................     1,000,000        1,015,850
  Metropolitan Water District Southern California Waterworks Revenue, Series A, 5.00%,
    7/01/26 ........................................................................................     7,790,000        8,151,612
  Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
     8/01/18 .......................................................................................     1,455,000          890,867
     8/01/19 .......................................................................................     1,480,000          861,804
  Moreno Valley USD, GO,
     Capital Appreciation, Refunding, MBIA Insured, zero cpn., 8/01/24 .............................     7,500,000        3,292,950
     Election of 2004, Series A, FSA Insured, 5.00%, 8/01/17 .......................................     2,000,000        2,127,160
     Election of 2004, Series A, FSA Insured, 5.00%, 8/01/18 .......................................     2,300,000        2,446,234
  Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 4.25%, 8/01/14 ..................................     1,585,000        1,623,420
  Moulton-Niguel Water District GO, Consolidated, Refunding, AMBAC Insured, 5.00%,
    9/01/16 ........................................................................................     3,520,000        3,712,333
  Murrieta COP, Road Improvement Project, 6.00%, 4/01/08 ...........................................       245,000          248,945
  Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 .....................................     1,040,000        1,048,601
  Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
    5.375%, 8/15/12 ................................................................................     1,500,000        1,521,855
  Orange County CFD Special Tax,
     No. 02-1, Ladera Ranch, Series A, 4.60%, 8/15/14 ..............................................     1,000,000        1,009,930
     No. 02-1, Ladera Ranch, Series A, 4.75%, 8/15/15 ..............................................     1,000,000        1,013,540
     No. 02-1, Ladera Ranch, Series A, 4.90%, 8/15/16 ..............................................     1,285,000        1,304,661
     No. 03-1, Ladera Ranch, Series A, 4.90%, 8/15/17 ..............................................     1,000,000        1,013,650
     No. 03-1, Ladera Ranch, Series A, 5.10%, 8/15/18 ..............................................     1,000,000        1,018,860
     No. 04-1, Ladera Ranch, Series A, 4.70%, 8/15/18 ..............................................     1,765,000        1,755,857
     No. 04-1, Ladera Ranch, Series A, 4.80%, 8/15/19 ..............................................     1,945,000        1,934,322
     No. 04-1, Ladera Ranch, Series A, 4.85%, 8/15/20 ..............................................     2,000,000        1,986,480
  Orange County Recovery COP, Series A, MBIA Insured, ETM, 6.00%, 7/01/08 ..........................     1,500,000        1,534,215
  Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
    12/01/12 .......................................................................................     1,435,000        1,443,065
  Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 .........................................     1,000,000        1,017,710
  Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, Pre-Refunded, 5.00%,
    8/01/16 ........................................................................................     1,500,000        1,585,905


                                                              Annual Report | 59

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Palm Desert Financing Authority Tax Allocation Revenue,
     Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%, 4/01/23 .......................   $  7,690,000   $    7,981,682
     Refunding, MBIA Insured, 4.75%, 8/01/18 ......................................................      1,050,000        1,077,878
  Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
    5.35%, 12/01/16 ...............................................................................      1,000,000        1,055,920
  Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 .................................      1,000,000        1,041,430
  Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
    Series B, ETM, 5.35%, 5/15/13 .................................................................      2,000,000        2,057,740
  Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
    5.00%,
     11/01/18 .....................................................................................      1,540,000        1,608,083
     11/01/19 .....................................................................................      1,615,000        1,680,682
  Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 .....................      1,000,000        1,001,960
  Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 ................      1,465,000        1,529,636
  Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
    County Sanitation, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/18 .....................      9,155,000        9,760,603
  Sacramento County Water Financing Authority Revenue, Water Agency Zones 40 and 41,
    Series A, FGIC Insured, 5.00%, 6/01/22 ........................................................      2,040,000        2,147,386
  Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%,
    7/01/21 .......................................................................................      3,305,000        3,463,409
  San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 ..........      2,000,000        2,069,860
  San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%, 10/01/22 ........      3,215,000        3,374,882
  San Francisco City and County Airports Commission International Airport Revenue, Issue 32F,
    Refunding, Second Series, FGIC Insured, 5.00%, 5/01/22 ........................................      1,750,000        1,827,280
  San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 .............      3,650,000        3,726,467
  San Francisco City and County Redevelopment Financing Authority Tax Allocation,
    Redevelopment Projects, Series A, Pre-Refunded, zero cpn., 8/01/17 ............................      3,825,000        2,283,869
  San Joaquin County COP,
     General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 ............................      1,000,000        1,029,380
     Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 .........................      1,340,000        1,396,856
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
    Refunding, Series A, 5.60%, 1/15/16 ...........................................................      3,000,000        3,159,870
  San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%,
    4/01/12 .......................................................................................      4,275,000        4,331,601
  San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series A,
    MBIA Insured,
     ETM, 5.10%, 10/01/09 .........................................................................        515,000          530,105
     Pre-Refunded, 5.30%, 10/01/11 ................................................................        350,000          372,145
  Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
     8/01/19 ......................................................................................      1,325,000        1,404,792
     8/01/20 ......................................................................................      1,510,000        1,594,107
  Santa Ana COP, Refunding, Series A, AMBAC Insured, 4.25%, 6/01/13 ...............................      1,405,000        1,426,230
  Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 .................      3,125,000        2,330,688
  Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ............      1,720,000        1,773,509


60 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects, Refunding,
    Series A, AMBAC Insured, 4.50%, 5/15/12 .......................................................   $  2,900,000   $    2,937,932
  Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
     4.00%, 5/01/12 ...............................................................................        525,000          524,748
     4.25%, 5/01/14 ...............................................................................        840,000          847,039
     4.25%, 5/01/15 ...............................................................................        875,000          880,793
     4.25%, 11/01/15 ..............................................................................        670,000          674,435
  South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
    Refunding, FSA Insured, 3.25%, 8/01/11 ........................................................      1,000,000          970,600
  South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
    XLCA Insured, 5.00%, 9/01/16 ..................................................................      2,000,000        2,096,640
  South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
     5.35%, 10/01/07 ..............................................................................        995,000          998,910
     5.45%, 10/01/08 ..............................................................................      1,040,000        1,062,162
  Stockton Health Facilities Revenue, Dameron Hospital Assn., Refunding, Series A, 5.35%,
    12/01/09 ......................................................................................        385,000          394,290
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
    FSA Insured, 5.75%, 7/01/11 ...................................................................      1,295,000        1,320,900
  Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ......................      1,025,000        1,040,098
  Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 ...............................................      1,000,000        1,006,420
  Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset-Backed
    Bonds, Series B,
     ETM, 4.25%, 6/01/09 ..........................................................................        880,000          888,158
     ETM, 4.375%, 6/01/10 .........................................................................      1,665,000        1,690,591
     ETM, 4.50%, 6/01/11 ..........................................................................      1,540,000        1,575,928
     Pre-Refunded, 4.60%, 6/01/12 .................................................................      1,760,000        1,807,379
     Pre-Refunded, 4.70%, 6/01/13 .................................................................      1,500,000        1,545,780
     Pre-Refunded, 4.80%, 6/01/14 .................................................................        725,000          749,730
  Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 ...........      1,000,000        1,040,840
  University of California Revenues,
     Limited Project, Series B, FSA Insured, 5.00%, 5/15/21 .......................................      5,000,000        5,220,900
     Multiple Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 ............................      1,380,000        1,387,300
     Research Facilities, Series E, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/15 ...................      3,645,000        3,774,288
  Victor Valley UHSD, COP, Refunding, AMBAC Insured, 5.00%, 11/15/21 ..............................      1,140,000        1,191,414
a Vista USD, GO, Election of 2002, Series C, FSA Insured, 5.00%,
     8/01/22 ......................................................................................      1,755,000        1,841,328
     8/01/25 ......................................................................................      1,395,000        1,455,543
  West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ................................      1,875,000        1,886,944
  Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
     ETM, 5.00%, 6/01/11 ..........................................................................      1,060,000        1,103,778
     ETM, 5.00%, 6/01/12 ..........................................................................      2,225,000        2,332,223
     Pre-Refunded, 5.00%, 6/01/13 .................................................................      2,335,000        2,466,834
  Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
     5.00%, 9/01/15 ...............................................................................      1,080,000        1,145,880
     5.25%, 9/01/20 ...............................................................................      1,325,000        1,409,297
                                                                                                                     ---------------
                                                                                                                        460,196,842
                                                                                                                     ---------------


                                                              Annual Report | 61

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 2.1%
  PUERTO RICO 0.6%
  Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ....................   $  2,500,000   $    2,716,300
                                                                                                                     ---------------
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR, senior lien,
     Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ........................................      4,150,000        4,251,675
     Refunding, Series A, 5.30%, 10/01/11 .........................................................      1,000,000        1,023,800
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
    7/01/09 .......................................................................................      2,000,000        2,034,800
                                                                                                                     ---------------
                                                                                                                          7,310,275
                                                                                                                     ---------------
  TOTAL U.S. TERRITORIES ..........................................................................                      10,026,575
                                                                                                                     ---------------
  TOTAL LONG TERM INVESTMENTS (COST $464,427,141) .................................................                     470,223,417
                                                                                                                     ---------------
  SHORT TERM INVESTMENTS 4.0%
  MUNICIPAL BONDS 4.0%
  CALIFORNIA 4.0%
b California Infrastructure and Economic Development Bank Insured Revenue, Rand Corp.,
    Series B, AMBAC Insured, Daily VRDN and Put, 3.83%, 4/01/42 ...................................      1,500,000        1,500,000
b California Infrastructure and Economic Development Bank Revenue, J. Paul Getty Trust,
    Series B, Daily VRDN and Put, 3.82%, 4/01/33 ..................................................      4,900,000        4,900,000
b California State Department of Water Resources Power Supply Revenue,
     Series B-4, Daily VRDN and Put, 3.82%, 5/01/22 ...............................................      7,550,000        7,550,000
     Series C-7, FSA Insured, Weekly VRDN and Put, 3.65%, 5/01/22 .................................      1,400,000        1,400,000
b California State Economic Recovery Revenue, Series C-16, FSA Insured, Weekly VRDN and Put,
    3.71%, 7/01/23 ................................................................................        300,000          300,000
b California State GO, Series A-3, Daily VRDN and Put, 3.81%, 5/01/33 .............................      1,200,000        1,200,000
b Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
    3.71%, 7/01/34 ................................................................................        600,000          600,000
b Metropolitan Water District Southern California Waterworks Revenue,
     Refunding, Series B-3, Daily VRDN and Put, 3.82%, 7/01/35 ....................................        700,000          700,000
     Series C-2, Daily VRDN and Put, 3.83%, 7/01/36 ...............................................        800,000          800,000
b Orange County Housing Authority Apartment Development Revenue, Oasis Martinique,
    Refunding, Series I, FNMA Insured, Weekly VRDN and Put, 3.68%, 6/15/28 ........................        500,000          500,000
                                                                                                                     ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $19,450,000) .................................................                      19,450,000
                                                                                                                     ---------------
  TOTAL INVESTMENTS (COST $483,877,141) 100.9% ....................................................                     489,673,417
  OTHER ASSETS, LESS LIABILITIES (0.9)% ...........................................................                      (4,501,770)
                                                                                                                     ---------------
  NET ASSETS 100.0% ...............................................................................                  $  485,171,647
                                                                                                                     ===============

See Selected Portfolio Abbreviations on page 71.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


62 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                                ---------------------------------------
                                                                            YEAR ENDED JUNE 30,
CLASS A                                                            2007      2006      2005       2004 f
                                                                ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................    $  9.80   $  9.94   $  9.91    $ 10.00
                                                                ---------------------------------------
Income from investment operations a:

   Net investment income b .................................       0.27      0.21      0.15       0.11

   Net realized and unrealized gains (losses) ..............       0.06     (0.14)     0.03      (0.10)
                                                                ---------------------------------------
Total from investment operations ...........................       0.33      0.07      0.18       0.01
                                                                ---------------------------------------
Less distributions from net investment income ..............      (0.27)    (0.21)    (0.15)     (0.10)
                                                                ---------------------------------------
Redemption fees ............................................         --        --        -- e       --
                                                                ---------------------------------------
Net asset value, end of year ...............................    $  9.86   $  9.80   $  9.94    $  9.91
                                                                =======================================

Total return c .............................................       3.45%     0.74%     1.81%      0.06%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates ..........       1.26%     1.10%     1.05%      1.20%

Expenses net of waiver and payments by affiliates ..........       0.50%     0.50%     0.50%      0.50%

Net investment income ......................................       2.74%     2.10%     1.48%      1.30%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $12,044   $11,149   $16,318    $16,244

Portfolio turnover rate ....................................      17.44%    24.19%     5.43%      7.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f For the period September 2, 2003 (commencement of operations) to June 30,
2004.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 51.9%
  MUNICIPAL BONDS 51.9%
  CALIFORNIA 43.4%
  Brea and Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ...............   $    120,000   $      116,310
  California Educational Facilities Authority Revenue, Santa Clara University, Refunding, Series A,
    FSA Insured, 2.625%, 9/01/09 ..................................................................        100,000           96,881
  California Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series G,
    5.00%, 7/01/09 ................................................................................        750,000          763,912
  California State Economic Recovery GO, Series A, 5.00%, 1/01/09 .................................        415,000          422,744
  California State GO, Refunding, FSA Insured, 5.25%, 2/01/10 .....................................        445,000          460,655
  California Statewide CDA Revenue, Viewpoint School, Refunding, ACA Insured, 3.50%,
    10/01/08 ......................................................................................        320,000          314,781
  Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%, 8/01/08 ......        100,000           98,286
  Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured,
     2.00%, 9/01/07 ...............................................................................        100,000           99,606
     2.125%, 9/01/08 ..............................................................................        105,000          102,368
  Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 .........................        110,000          109,387
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project, Refunding,
    Series A, FSA Insured, 4.00%, 10/01/08 ........................................................        500,000          501,960
  Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 ........................        100,000          100,717
  Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 ............................        250,000          245,063
  North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
    2.125%, 8/01/08 ...............................................................................        500,000          487,920
  Placer County Water Agency Water Revenue COP, Refunding, MBIA Insured, 2.375%,
    7/01/07 .......................................................................................        105,000          105,000
  Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
    6/15/09 .......................................................................................        100,000           98,069
  Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
    8/01/10 .......................................................................................        100,000          100,717
  Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
    7/01/08 .......................................................................................      1,000,000        1,002,690
                                                                                                                     ---------------
                                                                                                                          5,227,066
                                                                                                                     ---------------
  U.S. TERRITORIES 8.5%
  GUAM 2.0%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ..........        250,000          243,475
                                                                                                                     ---------------
  PUERTO RICO 6.5%
  Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
    Series C, MBIA Insured, 5.00%, 7/01/28 ........................................................        370,000          374,447
  Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
    5.00%, 12/01/08 ...............................................................................        400,000          405,016
                                                                                                                     ---------------
                                                                                                                            779,463
                                                                                                                     ---------------
  TOTAL U.S. TERRITORIES ..........................................................................                       1,022,938
                                                                                                                     ---------------
  TOTAL LONG TERM INVESTMENTS (COST $6,324,566) ...................................................                       6,250,004
                                                                                                                     ---------------


64 | Annual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 46.2%
  MUNICIPAL BONDS 46.2%
  CALIFORNIA 46.2%
a California Health Facilities Financing Authority Revenue, Sutter Health, Refunding, Series B,
    AMBAC Insured, Daily VRDN and Put, 3.83%, 7/01/12 .............................................   $    200,000   $      200,000
a California HFAR, MFH, Series D, Daily VRDN and Put, 3.80%, 2/01/31 ..............................        500,000          500,000
a California Infrastructure and Economic Development Bank Insured Revenue, Rand Corp., Series B,
    AMBAC Insured, Daily VRDN and Put, 3.83%, 4/01/42 .............................................        300,000          300,000
  California Municipal Finance Authority COP, Community Hospitals of Central California, 5.00%,
    2/01/08 .......................................................................................        250,000          250,985
a California State Department of Water Resources Power Supply Revenue,
     Refunding, Sub Series F-5, Weekly VRDN and Put, 3.83%, 5/01/22 ...............................        200,000          200,000
     Series B-5, Daily VRDN and Put, 3.81%, 5/01/22 ...............................................        500,000          500,000
     Series C-7, FSA Insured, Weekly VRDN and Put, 3.65%, 5/01/22 .................................        400,000          400,000
a California State Economic Recovery Revenue, Series C-8, Daily VRDN and Put, 3.85%,
    7/01/23 .......................................................................................        100,000          100,000
a Irvine 1915 Act Special Assessment,
     AD No. 03-19, Series A, Daily VRDN and Put, 3.70%, 9/02/29 ...................................        200,000          200,000
     AD No. 93-14, Daily VRDN and Put, 3.80%, 9/02/25 .............................................        400,000          400,000
     AD No. 97-13, Daily VRDN and Put, 3.70%, 9/02/23 .............................................        100,000          100,000
     AD No. 97-16, Daily VRDN and Put, 3.70%, 9/02/22 .............................................        500,000          500,000
a Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series D,
    AMBAC Insured, Weekly VRDN and Put, 3.65%, 8/15/21 ............................................        300,000          300,000
a Metropolitan Water District Southern California Waterworks Revenue, Refunding,
     Series B-1, Daily VRDN and Put, 3.70%, 7/01/35 ...............................................        200,000          200,000
     Series B-3, Daily VRDN and Put, 3.82%, 7/01/35 ...............................................        200,000          200,000
a Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
     Series A, Weekly VRDN and Put, Pre-Refunded, 3.80%, 10/01/26 .................................        485,000          485,000
     Series B, Weekly VRDN and Put, Pre-Refunded, 3.80%, 10/01/26 .................................        225,000          225,000
a Orange County Sanitation District COP, Refunding,
     Series A, Daily VRDN and Put, 3.71%, 8/01/29 .................................................        200,000          200,000
     Series B, Daily VRDN and Put, 3.71%, 8/01/30 .................................................        300,000          300,000
                                                                                                                     ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,561,248) ..................................................                       5,560,985
                                                                                                                     ---------------
  TOTAL INVESTMENTS (COST $11,885,814) 98.1% ......................................................                      11,810,989
  OTHER ASSETS, LESS LIABILITIES 1.9% .............................................................                         233,332
                                                                                                                     ---------------
  NET ASSETS 100.0% ...............................................................................                  $   12,044,321
                                                                                                                     ===============

See Selected Portfolio Abbreviations on page 71.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                               -----------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
CLASS A                                                            2007       2006       2005       2004       2003
                                                               -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                               -----------------------------------------------------
Income from investment operations - net investment income ..      0.029      0.023      0.012      0.004      0.007
Less distributions from net investment income ..............     (0.029)    (0.023)    (0.012)    (0.004)    (0.007)
                                                               -----------------------------------------------------
Net asset value, end of year ...............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                               =====================================================

Total return a .............................................       2.97%      2.33%      1.20%      0.38%      0.71%

RATIOS TO AVERAGE NET ASSETS
Expenses ...................................................       0.55%      0.55%      0.56%      0.56%      0.56%
Net investment income ......................................       2.94%      2.30%      1.22%      0.38%      0.71%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $658,903   $610,593   $688,121   $631,895   $671,392

a Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.


66 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 107.7%
  MUNICIPAL BONDS 107.7%
  CALIFORNIA 106.8%
a Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.55%, 4/01/36 .................................   $ 12,500,000   $   12,500,000
     Series B, AMBAC Insured, Weekly VRDN and Put, 3.61%, 4/01/39 .................................     17,200,000       17,200,000
a Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
    3.70%, 12/01/10 ...............................................................................        982,000          982,000
b California Communities Note Program Note Participation Revenue, Series A-3, TRAN, 4.50%,
    6/30/08 .......................................................................................     15,000,000       15,126,600
a California Health Facilities Financing Authority Revenue,
     Catholic Healthcare West, Refunding, MBIA Insured, Weekly VRDN and Put, 3.68%,
       7/01/16 ....................................................................................      3,955,000        3,955,000
     Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 3.63%, 10/01/10 ............      1,800,000        1,800,000
     Scripps Health, Refunding, Series A, MBIA Insured, Weekly VRDN and Put, 3.51%,
       10/01/22 ...................................................................................      3,200,000        3,200,000
a California Infrastructure and Economic Development Bank Revenue,
     Goodwill Industries Orange County, Weekly VRDN and Put, 3.58%, 3/01/31 .......................      2,000,000        2,000,000
     Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured,
       Weekly VRDN and Put, 3.60%, 4/01/08 ........................................................      1,600,000        1,600,000
     Independent System Operating Corp. Project, Refunding, Series C, MBIA Insured,
       Weekly VRDN and Put, 3.70%, 4/01/09 ........................................................      4,500,000        4,500,000
     San Francisco Ballet Assn., FGIC Insured, Daily VRDN and Put, 3.81%, 7/01/36 .................      2,100,000        2,100,000
a California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN and Put,
    3.88%, 11/01/26 ...............................................................................      8,000,000        8,000,000
  California School Cash Reserve Program Authority COP,
     2006-2007 TRAN, Series A, 4.50%, 7/06/07 .....................................................     20,000,000       20,002,647
   b 2007-2008 TRAN, Series A, 4.25%, 7/01/08 .....................................................     12,000,000       12,071,880
a California State Department of Water Resources Power Supply Revenue,
     Refunding, Sub Series F-1, Daily VRDN and Put, 3.70%, 5/01/19 ................................      3,400,000        3,400,000
     Series B-4, Daily VRDN and Put, 3.82%, 5/01/22 ...............................................      3,235,000        3,235,000
     Series B-5, Daily VRDN and Put, 3.81%, 5/01/22 ...............................................      1,600,000        1,600,000
     Series B-6, Daily VRDN and Put, 3.70%, 5/01/22 ...............................................      2,115,000        2,115,000
     Series C-12, Weekly VRDN and Put, 3.65%, 5/01/22 .............................................      6,700,000        6,700,000
     Series C-5, Weekly VRDN and Put, 3.63%, 5/01/22 ..............................................      5,000,000        5,000,000
     Series C-8, Weekly VRDN and Put, 3.70%, 5/01/22 ..............................................      7,600,000        7,600,000
     Series C-9, Weekly VRDN and Put, 3.70%, 5/01/22 ..............................................        300,000          300,000
a California State Economic Development Financing Authority Revenue, KQED Inc. Project,
    Refunding, Weekly VRDN and Put, 3.65%, 4/01/20 ................................................        810,000          810,000
a California State Economic Recovery Revenue,
     Series C-14, XLCA Insured, Weekly VRDN and Put, 3.65%, 7/01/23 ...............................     30,300,000       30,300,000
     Series C-3, Daily VRDN and Put, 3.81%, 7/01/23 ...............................................        800,000          800,000
     Series C-8, Daily VRDN and Put, 3.85%, 7/01/23 ...............................................      2,700,000        2,700,000
     Series C-9, Daily VRDN and Put, 3.85%, 7/01/23 ...............................................        800,000          800,000
a California State GO,
     Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put, 3.80%, 5/01/34 ...........      4,200,000        4,200,000
     Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 3.85%, 5/01/34 ...........      6,025,000        6,025,000
     Kindergarten-University, Series B-3, Daily VRDN and Put, 3.70%, 5/01/34 ......................      2,700,000        2,700,000
     Refunding, Series B, Sub Series B-7, Daily VRDN and Put, 3.89%, 5/01/40 ......................      2,600,000        2,600,000


                                                              Annual Report | 67

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a California State GO, (continued)
     Series A-3, Daily VRDN and Put, 3.81%, 5/01/33 ...............................................   $  3,200,000   $    3,200,000
     Series B-1, Weekly VRDN and Put, 3.70%, 5/01/33 ..............................................      5,000,000        5,000,000
     Series C-2, Weekly VRDN and Put, 3.65%, 5/01/33 ..............................................      6,700,000        6,700,000
a California Statewide CDA Revenue,
     Museum of Art Project, Series C, FGIC Insured, Weekly VRDN and Put, 3.67%, 12/01/34 ..........      5,075,000        5,075,000
     North Peninsula Jewish, Daily VRDN and Put, 3.81%, 7/01/34 ...................................      3,000,000        3,000,000
a Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
    Put, 3.65%, 9/01/14 ...........................................................................        400,000          400,000
a Chico MFMR, Webb Homes Project, Monthly VRDN and Put, 3.90%, 1/01/10 ............................        770,000          770,000
a East Bay MUD Wastewater System Revenue, Refunding, Sub Series 2, XLCA Insured,
    Weekly VRDN and Put, 3.63%, 6/01/38 ...........................................................      4,650,000        4,650,000
a Eastern Municipal Water District Water and Sewer Revenue COP, Refunding, Series B,
    MBIA Insured, Weekly VRDN and Put, 3.65%, 7/01/33 .............................................      2,360,000        2,360,000
a Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and Put,
    3.65%, 7/01/29 ................................................................................     15,000,000       15,000,000
a Fremont PFA, COP, Weekly VRDN and Put, 3.63%, 8/01/30 ...........................................      5,400,000        5,400,000
a Grant Joint UHSD, COP,
     School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.65%,
      9/01/34 .....................................................................................      4,900,000        4,900,000
     Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.65%, 7/01/37 .............     10,000,000       10,000,000
a Hillsborough COP, Water and Sewer System Project, Refunding, Series B, Weekly VRDN and Put,
    3.80%, 6/01/30 ................................................................................      4,000,000        4,000,000
  Imperial Irrigation District Revenue, TECP, Series A, 3.68%, 10/11/07 ...........................      5,000,000        5,000,000
a Irvine 1915 Act Special Assessment,
     AD No. 00-18, Series A, Daily VRDN and Put, 3.70%, 9/02/26 ...................................      3,027,000        3,027,000
     AD No. 03-19, Series A, Daily VRDN and Put, 3.70%, 9/02/29 ...................................        274,000          274,000
     AD No. 03-19, Series B, Daily VRDN and Put, 3.80%, 9/02/29 ...................................        904,000          904,000
     AD No. 05-21, Series A, Daily VRDN and Put, 3.80%, 9/02/31 ...................................      5,900,000        5,900,000
     AD No. 93-14, Daily VRDN and Put, 3.80%, 9/02/25 .............................................      1,456,000        1,456,000
     AD No. 94-13, Daily VRDN and Put, 3.70%, 9/02/22 .............................................      5,600,000        5,600,000
     AD No. 97-13, Daily VRDN and Put, 3.70%, 9/02/23 .............................................      4,554,000        4,554,000
     AD No. 97-16, Daily VRDN and Put, 3.70%, 9/02/22 .............................................      6,000,000        6,000,000
a Irvine Improvement Bond Act 1915 Revenue, AD No. 94-15, Refunding, Daily VRDN and Put,
    3.70%, 9/02/20 ................................................................................      2,867,000        2,867,000
a Irvine Ranch Water District GO,
     Consolidated ID, Daily VRDN and Put, 3.83%, 6/01/15 ..........................................      2,275,000        2,275,000
     District Nos. 105 140 240 and 250, Daily VRDN and Put, 3.80%, 1/01/21 ........................      4,500,000        4,500,000
a Irvine Ranch Water District Revenue, District Nos. 140 240 105 and 250, Daily VRDN and Put,
    3.70%, 4/01/33 ................................................................................        900,000          900,000
a Los Angeles COP, Kadima Hebrew Academy, Series A, Weekly VRDN and Put, 3.65%,
    8/01/35 .......................................................................................      1,300,000        1,300,000
b Los Angeles County GO, TRAN, 4.50%, 6/30/08 .....................................................     20,000,000       20,168,800
a Los Angeles Department of Water and Power Waterworks Revenue,
     Sub Series B-2, Daily VRDN and Put, 3.70%, 7/01/35 ...........................................     21,300,000       21,300,000
     Sub Series B-4, Weekly VRDN and Put, 3.70%, 7/01/35 ..........................................      6,650,000        6,650,000
a Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 3.62%, 7/01/10 ..................        145,507          145,507


68 | Annual Report

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Los Angeles Wastewater System Revenue, Refunding,
     Sub Series A, FGIC Insured, Weekly VRDN and Put, 3.65%, 12/01/31 .............................   $  4,895,000   $    4,895,000
     Sub Series B-1, XLCA Insured, Weekly VRDN and Put, 3.61%, 6/01/28 ............................      4,550,000        4,550,000
a M-S-R Public Power Agency San Juan Project Revenue, sub. lien, Refunding, Series F,
    MBIA Insured, Daily VRDN and Put, 3.81%, 7/01/22 ..............................................      7,135,000        7,135,000
a Metropolitan Water District Southern California Waterworks Revenue,
     Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.62%, 6/01/23 ......................      5,865,000        5,865,000
     Refunding, Series B-3, Daily VRDN and Put, 3.82%, 7/01/35 ....................................        700,000          700,000
     Refunding, Series B-4, Weekly VRDN and Put, 3.67%, 7/01/35 ...................................      7,000,000        7,000,000
     Refunding, Series C-1, Weekly VRDN and Put, 3.62%, 7/01/30 ...................................      3,000,000        3,000,000
     Series C, Weekly VRDN and Put, 3.67%, 7/01/28 ................................................     13,200,000       13,200,000
a Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
    Series A, MBIA Insured, Weekly VRDN and Put, 3.68%, 7/01/23 ...................................      8,700,000        8,700,000
a Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 3.75%, 12/01/15 ....................      5,300,000        5,300,000
a Orange County Apartment Development Revenue, Aliso Creek Project, Refunding, Series B,
    Weekly VRDN and Put, 3.62%, 11/01/22 ..........................................................      7,000,000        7,000,000
a Orange County Sanitation District COP,
     Daily VRDN and Put, 3.85%, 2/01/36 ...........................................................     20,100,000       20,100,000
     Refunding, Series A, Daily VRDN and Put, 3.71%, 8/01/29 ......................................        200,000          200,000
     Refunding, Series B, Daily VRDN and Put, 3.71%, 8/01/30 ......................................      3,000,000        3,000,000
a Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
    and Put, 3.65%, 9/01/31 .......................................................................        700,000          700,000
a Rancho Water District Financing Authority Revenue, Refunding, Series A, FGIC Insured,
    Weekly VRDN and Put, 3.65%, 8/01/29 ...........................................................      5,200,000        5,200,000
  Ravenswood City School District Revenue, TRAN, 4.50%, 7/05/07 ...................................      2,555,000        2,555,216
a Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center, Series B,
    MBIA Insured, Weekly VRDN and Put, 3.68%, 11/01/32 ............................................      5,000,000        5,000,000
a Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and
    Put, 3.64%, 12/01/15 ..........................................................................      1,500,000        1,500,000
  Riverside County Teeter Obligation Revenue, TECP, 3.68%, 9/13/07 ................................     10,000,000       10,000,000
a Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
    3.63%, 6/01/20 ................................................................................     14,470,000       14,470,000
  Sacramento County GO, TRAN, 4.50%,
     7/17/07 ......................................................................................     28,500,000       28,508,866
   b 7/09/08 ......................................................................................     10,000,000       10,083,300
a Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN
    and Put, 3.65%, 12/01/30 ......................................................................     28,600,000       28,600,000
a San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 3.65%,
    7/01/26 .......................................................................................      5,000,000        5,000,000
a Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
    Series A, FNMA Insured, Weekly VRDN and Put, 3.69%, 12/15/25 ..................................      5,000,000        5,000,000
a South Placer Wastewater Authority Wastewater Revenue, Series B, FGIC Insured, Weekly VRDN
    and Put, 3.77%, 11/01/35 ......................................................................     15,400,000       15,400,000
a Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
    Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 3.68%, 7/01/17 .......................        700,000          700,000


                                                              Annual Report | 69

Franklin California Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission, Refunding,
     AMBAC Insured, Weekly VRDN and Put, 3.68%, 7/01/19 ...........................................   $ 13,315,000   $   13,315,000
     Series A, FSA Insured, Weekly VRDN and Put, 3.65%, 7/01/23 ...................................      4,000,000        4,000,000
     Series B, FSA Insured, Weekly VRDN and Put, 3.72%, 7/01/23 ...................................      6,600,000        6,600,000
a Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
    Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 3.63%, 1/01/10 .................      2,400,000        2,400,000
a Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and Put,
    3.81%, 1/01/31 ................................................................................      1,900,000        1,900,000
a Tustin 1915 Act Special Assessment, Reassessment District No. 95-2, Series A, Daily VRDN
    and Put, 3.70%, 9/02/13 .......................................................................     16,569,000       16,569,000
a Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN
    and Put, 3.69%, 7/15/29 .......................................................................      2,000,000        2,000,000
a University of California Regents Medical Center Pooled Revenue, Refunding, Series B-1,
    Daily VRDN and Put, 3.80%, 5/15/32 ............................................................     18,500,000       18,500,000
  University of California Regents Revenue, TECP, 3.70%, 9/12/07 ..................................      6,900,000        6,900,000
a Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 3.65%, 5/15/22 ................      1,985,000        1,985,000
a Vernon Natural Gas Financing Authority Revenue, Vernon Gas Project, Series C, MBIA Insured,
    Weekly VRDN and Put, 3.68%, 8/01/21 ...........................................................     35,000,000       35,000,000
a WateReuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.63%,
    5/01/28 .......................................................................................     17,075,000       17,075,000
a Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 3.62%,
    8/01/23 .......................................................................................      4,800,000        4,800,000
                                                                                                                     ---------------
                                                                                                                        703,605,816
                                                                                                                     ---------------

  U.S. TERRITORIES 0.9%
  PUERTO RICO 0.9%
  Puerto Rico Commonwealth Revenue, TRAN, 4.50%, 7/30/07 ..........................................      6,000,000        6,004,068
                                                                                                                     ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $709,609,884) ................................................                     709,609,884
  OTHER ASSETS, LESS LIABILITIES (7.7)% ...........................................................                     (50,706,537)
                                                                                                                     ---------------
  NET ASSETS 100.0% ...............................................................................                  $  658,903,347
                                                                                                                     ===============

See Selected Portfolio Abbreviations on page 71.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.


70 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2007

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Security
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
MBIA     - Municipal Bond Investors Assurance Corp.
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2007

                                                      ------------------------------------------------------------------------------
                                                          FRANKLIN       FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA      FRANKLIN
                                                         CALIFORNIA       INTERMEDIATE-TERM        LIMITED-TERM        CALIFORNIA
                                                      INSURED TAX-FREE         TAX-FREE              TAX-FREE          TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND           INCOME FUND         MONEY FUND
                                                      ------------------------------------------------------------------------------
Assets:
   Investments in securities:
      Cost ........................................   $  1,899,667,356     $   483,877,141       $   11,885,814      $  709,609,884
                                                      ==============================================================================
      Value .......................................   $  2,005,306,561     $   489,673,417       $   11,810,989      $  709,609,884
   Cash ...........................................             13,081              18,324               86,062           1,204,524
   Receivables:
      Investment securities sold ..................          1,315,553           8,831,392                   --           2,000,000
      Capital shares sold .........................          4,265,078           1,615,995               63,500           1,550,202
      Interest ....................................         27,428,830           6,198,239              115,560           4,610,037
      Affiliates ..................................                 --                  --                8,426                  --
                                                      ------------------------------------------------------------------------------
         Total assets .............................      2,038,329,103         506,337,367           12,084,537         718,974,647
                                                      ------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .............         23,582,165          19,256,089                   --          57,450,580
      Capital shares redeemed .....................          1,860,003           1,000,625                8,396           2,051,152
      Affiliates ..................................          1,293,224             309,386                   --             284,285
      Distributions to shareholders ...............          2,377,393             503,992                9,407             183,687
      Professional fees ...........................             51,116              21,085               16,036              18,978
   Accrued expenses and other liabilities .........            204,010              74,543                6,377              82,618
                                                      ------------------------------------------------------------------------------
         Total liabilities ........................         29,367,911          21,165,720               40,216          60,071,300
                                                      ------------------------------------------------------------------------------
            Net assets, at value ..................   $  2,008,961,192     $   485,171,647       $   12,044,321      $  658,903,347
                                                      ==============================================================================
Net assets consist of:
   Paid-in capital ................................   $  1,906,939,218     $   482,868,378       $   12,319,039      $  658,938,511
   Undistributed net investment income
    (distributions in excess of net
    investment income) ............................           (243,504)            (84,882)               4,696                  --
   Net unrealized appreciation (depreciation) .....        105,639,205           5,796,276              (74,825)                 --
   Accumulated net realized gain (loss) ...........         (3,373,727)         (3,408,125)            (204,589)            (35,164)
                                                      ------------------------------------------------------------------------------
            Net assets, at value ..................   $  2,008,961,192     $   485,171,647       $   12,044,321      $  658,903,347
                                                      ==============================================================================


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007

                                                      -----------------------------------------------------------------------------
                                                          FRANKLIN       FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA      FRANKLIN
                                                         CALIFORNIA       INTERMEDIATE-TERM        LIMITED-TERM        CALIFORNIA
                                                      INSURED TAX-FREE         TAX-FREE              TAX-FREE          TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND           INCOME FUND         MONEY FUND
                                                      -----------------------------------------------------------------------------
CLASS A:
   Net assets, at value ...........................   $  1,810,358,379     $   458,146,325        $   12,044,321     $  658,903,347
                                                      =============================================================================
   Shares outstanding .............................        145,057,709          40,425,497             1,221,459        658,928,541
                                                      =============================================================================
   Net asset value per share a ....................   $          12.48     $         11.33        $         9.86     $         1.00
                                                      =============================================================================
   Maximum offering price per share (net asset
    value per share / 95.75%, 97.75%, 97.75% and
    100%, respectively) ...........................   $          13.03     $         11.59        $        10.09     $         1.00
                                                      =============================================================================
CLASS B:
   Net assets, at value ...........................   $     59,127,274
                                                      ================
   Shares outstanding .............................          4,714,258
                                                      ================
   Net asset value and maximum offering price
    per share a ...................................   $          12.54
                                                      ================
CLASS C:
   Net assets, at value ...........................   $    139,475,539     $    27,025,322
                                                      ====================================
   Shares outstanding .............................         11,065,826           2,379,688
                                                      ====================================
   Net asset value and maximum offering price
    per share a ...................................   $          12.60     $         11.36
                                                      ====================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended June 30, 2007

                                                      ---------------------------------------------------------------------------
                                                          FRANKLIN       FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA     FRANKLIN
                                                         CALIFORNIA       INTERMEDIATE-TERM        LIMITED-TERM       CALIFORNIA
                                                      INSURED TAX-FREE         TAX-FREE              TAX-FREE         TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND           INCOME FUND        MONEY FUND
                                                      ---------------------------------------------------------------------------
Investment income:
   Interest .......................................     $ 98,194,154        $ 21,497,359            $ 356,067        $ 22,890,108
                                                      ---------------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ......................        9,278,779           2,432,919               54,932           3,196,864
   Administrative fees (Note 3b) ..................               --                  --               21,973                  --
   Distribution fees: (Note 3c)
      Class A .....................................        1,799,679             457,204               16,458                  --
      Class B .....................................          422,314                  --                   --                  --
      Class C .....................................          893,789             171,828                   --                  --
   Transfer agent fees (Note 3e) ..................          600,054             194,572                7,820             296,327
   Custodian fees .................................           29,780               7,209                  153               9,620
   Reports to shareholders ........................           96,708              27,372                  840              32,238
   Registration and filing fees ...................            7,492               5,456                2,848               4,558
   Professional fees ..............................           68,348              30,044               20,647              26,708
   Trustees' fees and expenses ....................           48,523              11,853                  322              15,762
   Other ..........................................          134,662              66,847               12,499              41,020
                                                      ---------------------------------------------------------------------------
         Total expenses ...........................       13,380,128           3,405,304              138,492           3,623,097
         Expenses waived/paid by affiliates
          (Note 3f) ...............................               --                  --              (83,547)                 --
                                                      ---------------------------------------------------------------------------
            Net expenses ..........................       13,380,128           3,405,304               54,945           3,623,097
                                                      ---------------------------------------------------------------------------
               Net investment income ..............       84,814,026          18,092,055              301,122          19,267,011
                                                      ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from  investments .....          479,220            (824,806)              (8,600)                 --
   Net change in unrealized appreciation
    (depreciation) on investments .................        6,157,833           2,493,355               80,065                  --
                                                      ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ...........        6,637,053           1,668,549               71,465                  --
                                                      ---------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ........................     $ 91,451,079        $ 19,760,604            $ 372,587        $ 19,267,011
                                                      ===========================================================================


74 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                             ----------------------------------------------------------------------
                                                                                                         FRANKLIN CALIFORNIA
                                                                FRANKLIN CALIFORNIA INSURED               INTERMEDIATE-TERM
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                             ----------------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                                   2007              2006              2007             2006
                                                             ----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................   $    84,814,026   $    84,802,971   $    18,092,055   $    18,016,771
      Net realized gain (loss) from  investments .........           479,220         3,176,524          (824,806)         (628,704)
      Net change in unrealized appreciation
       (depreciation) on investments .....................         6,157,833       (70,002,864)        2,493,355       (15,917,910)
                                                             ----------------------------------------------------------------------
            Net increase (decrease) in net assets
             resulting from operations ...................        91,451,079        17,976,631        19,760,604         1,470,157
                                                             ----------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .........................................       (77,084,097)      (75,973,378)      (17,341,633)      (16,979,691)
         Class B .........................................        (2,440,278)       (2,755,237)               --                --
         Class C .........................................        (5,080,702)       (4,878,248)         (884,836)         (731,140)
                                                             ----------------------------------------------------------------------
   Total distributions to shareholders ...................       (84,605,077)      (83,606,863)      (18,226,469)      (17,710,831)
                                                             ----------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .........................................        53,086,761        29,461,839        (6,879,252)       25,665,201
         Class B .........................................       (10,190,789)       (6,675,179)               --                --
         Class C .........................................         5,455,724         8,767,960         1,795,959         6,873,745
                                                             ----------------------------------------------------------------------
   Total capital share transactions ......................        48,351,696        31,554,620        (5,083,293)       32,538,946
                                                             ----------------------------------------------------------------------
   Redemption fees .......................................             2,737               670             2,856             2,648
                                                             ----------------------------------------------------------------------
            Net increase (decrease) in net assets ........        55,200,435       (34,074,942)       (3,546,302)       16,300,920
Net assets:
   Beginning of year .....................................     1,953,760,757     1,987,835,699       488,717,949       472,417,029
                                                             ----------------------------------------------------------------------
   End of year ...........................................   $ 2,008,961,192   $ 1,953,760,757   $   485,171,647   $   488,717,949
                                                             ======================================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in
 net assets:
   End of year ...........................................   $      (243,504)  $      (411,175)  $       (84,882)  $        51,700
                                                             ======================================================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     --------------------------------------------------------
                                                                        FRANKLIN CALIFORNIA          FRANKLIN CALIFORNIA
                                                                           LIMITED-TERM                   TAX-EXEMPT
                                                                        TAX-FREE INCOME FUND              MONEY FUND
                                                                     --------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,          YEAR ENDED JUNE 30,
                                                                         2007         2006           2007           2006
                                                                     --------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $   301,122   $   304,253   $ 19,267,011   $ 15,417,985
      Net realized gain (loss) from investments ..................        (8,600)     (195,989)            --             --
      Net change in unrealized appreciation (depreciation) on
        investments ..............................................        80,065       (12,763)            --             --
                                                                     --------------------------------------------------------
      Net increase (decrease) in net assets resulting from
        operations ...............................................       372,587        95,501     19,267,011     15,417,985
                                                                     --------------------------------------------------------
   Distributions to shareholders from net investment
     income ......................................................      (305,975)     (309,451)   (19,267,011)   (15,443,179)
   Capital share transactions (Note 2) ...........................       828,517    (4,954,835)    48,310,312    (77,503,087)
                                                                     --------------------------------------------------------
         Net increase (decrease) in net assets ...................       895,129    (5,168,785)    48,310,312    (77,528,281)
Net assets:
   Beginning of year .............................................    11,149,192    16,317,977    610,593,035    688,121,316
                                                                     --------------------------------------------------------
   End of year ...................................................   $12,044,321   $11,149,192   $658,903,347   $610,593,035
                                                                     ========================================================
Undistributed net investment income included in net assets:
   End of year ...................................................   $     4,696   $     9,549   $         --   $         --
                                                                     ========================================================


76 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company, consisting of four funds (the Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------
CLASS A                            CLASS A & CLASS C                       CLASS A, CLASS B & CLASS C
----------------------------------------------------------------------------------------------------------------
Franklin California Limited-Term   Franklin California Intermediate-Term   Franklin California Insured Tax-Free
  Tax-Free Income Fund               Tax-Free Income Fund                    Income Fund
Franklin California Tax-Exempt
  Money Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 77

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.


78 | Annual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE (CONTINUED)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                                      ----------------------------------------------------------
                                                                          FRANKLIN CALIFORNIA           FRANKLIN CALIFORNIA
                                                                                INSURED                  INTERMEDIATE-TERM
                                                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                      ----------------------------------------------------------
                                                                        SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2007
   Shares sold ....................................................    17,455,918   $ 220,629,858     7,640,775   $  87,751,826
   Shares issued in reinvestment of distributions .................     3,462,745      43,770,823       934,758      10,732,062
   Shares redeemed ................................................   (16,721,698)   (211,313,920)   (9,185,930)   (105,363,140)
                                                                      ----------------------------------------------------------
   Net increase (decrease) ........................................     4,196,965   $  53,086,761      (610,397)  $  (6,879,252)
                                                                      ==========================================================


                                                              Annual Report | 79

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                      ----------------------------------------------------------
                                                                          FRANKLIN CALIFORNIA           FRANKLIN CALIFORNIA
                                                                                INSURED                  INTERMEDIATE-TERM
                                                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                      ----------------------------------------------------------
                                                                        SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ----------------------------------------------------------
CLASS A SHARES: (CONTINUED)
Year ended June 30, 2006
   Shares sold ....................................................    16,458,137   $ 208,133,962     8,873,205   $ 101,823,002
   Shares issued in reinvestment of distributions .................     3,356,852      42,468,834       894,985      10,276,725
   Shares redeemed ................................................   (17,500,212)   (221,140,957)   (7,538,142)    (86,434,526)
                                                                      ----------------------------------------------------------
   Net increase (decrease) ........................................     2,314,777   $  29,461,839     2,230,048   $  25,665,201
                                                                      ==========================================================
CLASS B SHARES:
Year ended June 30, 2007
   Shares sold ....................................................         7,839   $      99,798
   Shares issued in reinvestment of distributions .................       125,167       1,589,956
   Shares redeemed ................................................      (935,605)    (11,880,543)
                                                                      ----------------------------
   Net increase (decrease) ........................................      (802,599)  $ (10,190,789)
                                                                      ============================
Year ended June 30, 2006
   Shares sold ....................................................        84,583   $   1,079,492
   Shares issued in reinvestment of distributions .................       142,305       1,809,598
   Shares redeemed ................................................      (753,255)     (9,564,269)
                                                                      ----------------------------
   Net increase (decrease) ........................................      (526,367)  $  (6,675,179)
                                                                      ============================
CLASS C SHARES:
Year ended June 30, 2007
   Shares sold ....................................................     2,114,348   $  27,009,041       687,478   $   7,915,490
   Shares issued in reinvestment of distributions .................       232,714       2,969,972        43,530         500,866
   Shares redeemed ................................................    (1,922,826)    (24,523,289)     (575,151)     (6,620,397)
                                                                      ----------------------------------------------------------
   Net increase (decrease) ........................................       424,236   $   5,455,724       155,857   $   1,795,959
                                                                      ==========================================================
Year ended June 30, 2006
   Shares sold ....................................................     1,977,989   $  25,260,241     1,143,292   $  13,189,043
   Shares issued in reinvestment of distributions .................       225,829       2,883,383        39,533         454,684
   Shares redeemed ................................................    (1,520,721)    (19,375,664)     (589,548)     (6,769,982)
                                                                      ----------------------------------------------------------
   Net increase (decrease) ........................................       683,097   $   8,767,960       593,277   $   6,873,745
                                                                      ==========================================================

                                                                      ------------------------------------------------
                                                                         FRANKLIN CALIFORNIA      FRANKLIN CALIFORNIA
                                                                            LIMITED-TERM              TAX-EXEMPT
                                                                         TAX-FREE INCOME FUND         MONEY FUND
                                                                      ------------------------------------------------
                                                                        SHARES       AMOUNT             AMOUNT
                                                                      ------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2007
Shares sold .......................................................      446,382   $  4,398,181      $ 541,175,032
Shares issued in reinvestment of distributions ....................       20,692        203,904         19,212,287
Shares redeemed ...................................................     (383,029)    (3,773,568)      (512,077,007)
                                                                      ------------------------------------------------
Net increase (decrease) ...........................................       84,045   $    828,517      $  48,310,312
                                                                      ================================================


80 | Annual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                      ------------------------------------------------
                                                                         FRANKLIN CALIFORNIA      FRANKLIN CALIFORNIA
                                                                            LIMITED-TERM              TAX-EXEMPT
                                                                         TAX-FREE INCOME FUND         MONEY FUND
                                                                      ------------------------------------------------
                                                                        SHARES       AMOUNT              AMOUNT
                                                                      ------------------------------------------------
CLASS A SHARES: (CONTINUED)
Year ended June 30, 2006
Shares sold .......................................................      528,548   $  5,215,928      $ 469,737,284
Shares issued in reinvestment of  distributions ...................       19,857        195,828         15,429,953
Shares redeemed ...................................................   (1,052,034)   (10,366,591)      (562,670,324)
                                                                      ------------------------------------------------
Net increase (decrease) ...........................................     (503,629)  $ (4,954,835)     $ (77,503,087)
                                                                      ================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
---------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                                                              Annual Report | 81

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin California Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.500%           Up to and including $100 million
       0.450%           Over $100 million, up to and including $250 million
       0.425%           Over $250 million, up to and including $500 million
       0.400%           In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin California Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin California Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                  ---------------------------------------------------------------------
                                     FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                           INSURED          INTERMEDIATE-TERM         LIMITED-TERM
                                    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                  ---------------------------------------------------------------------
Reimbursement Plans:
Class A .......................             0.10%                  0.10%                    --

Compensation Plans:
Class A .......................               --                     --                   0.15%
Class B .......................             0.65%                    --                     --
Class C .......................             0.65%                  0.65%                    --


82 | Annual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                     ---------------------------------------------
                                                                      FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                                                            INSURED            INTERMEDIATE-TERM
                                                                      TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                                     ---------------------------------------------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ....................................          $414,372                $31,395
Contingent deferred sales charges retained .......................          $152,993                $28,998

                                                                     ---------------------------------------------
                                                                      FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                                          LIMITED-TERM           TAX-EXEMPT
                                                                      TAX-FREE INCOME FUND       MONEY FUND
                                                                     ---------------------------------------------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ....................................            $1,575                 $   --
Contingent deferred sales charges retained .......................            $   --                 $2,083

E. TRANSFER AGENT FEES

For the year ended June 30, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           ---------------------------------------------------------------------------------------
                            FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                  INSURED          INTERMEDIATE-TERM       LIMITED-TERM       FRANKLIN CALIFORNIA
                                  TAX-FREE             TAX-FREE              TAX-FREE              TAX-EXEMPT
                                INCOME FUND           INCOME FUND           INCOME FUND            MONEY FUND
                           ---------------------------------------------------------------------------------------
Transfer agent fees ....          $334,590             $102,221              $3,304                 $192,802

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive their respective fees and assume payment of other expenses through October 31, 2008 for the Franklin California Limited-Term Tax-Free Income Fund. Total expenses waived are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After October 31, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


                                                              Annual Report | 83

Franklin California Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2007, the capital loss carryforwards were as follows:

                                            ---------------------------------------------
                                             FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                                   INSURED            INTERMEDIATE-TERM
                                             TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                            ---------------------------------------------
Capital loss carryforwards expiring in:
   2008 .................................            $         --           $     69,184
   2009 .................................               2,249,572                321,166
   2010 .................................                      --                112,465
   2011 .................................                      --                145,149
   2012 .................................                      --                865,726
   2013 .................................                      --                421,949
   2015 .................................                      --              1,083,972
                                                     ------------------------------------
                                                     $  2,249,572           $  3,019,611
                                                     ====================================

                                            ---------------------------------------------
                                             FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                                 LIMITED-TERM            TAX-EXEMPT
                                             TAX-FREE INCOME FUND        MONEY FUND
                                            ---------------------------------------------
Capital loss carryforwards expiring in:
   2008 .................................            $         --           $      9,293
   2009 .................................                      --                 21,840
   2012 .................................                      --                  2,466
   2013 .................................                      --                  1,565
   2015 .................................                 204,589                     --
                                                     ------------------------------------
                                                     $    204,589           $     35,164
                                                     ====================================

During the year ended June 30, 2007, the Franklin California Insured Tax-Free Income Fund utilized $1,591,710 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2007, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $1,071,213 and $388,514, respectively.

On June 30, 2007, the Franklin California Tax-Exempt Money Fund had expired capital loss carryforwards of $4,593, which were reclassified to paid-in capital.


84 | Annual Report

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended June 30, 2007 and 2006, was as follows:

                                             --------------------------------------------------------------
                                                FRANKLIN CALIFORNIA                 FRANKLIN CALIFORNIA
                                                      INSURED                        INTERMEDIATE-TERM
                                                TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                             --------------------------------------------------------------
                                                 2007          2006                  2007          2006
                                             --------------------------------------------------------------
Distributions paid from -
   tax exempt income ...................     $84,605,077   $83,606,863           $18,226,469   $17,710,831
                                             ==============================================================

                                             --------------------------------------------------------------
                                                FRANKLIN CALIFORNIA                 FRANKLIN CALIFORNIA
                                                   LIMITED-TERM                         TAX-EXEMPT
                                                TAX-FREE INCOME FUND                    MONEY FUND
                                             --------------------------------------------------------------
                                                 2007         2006                   2007         2006
                                             --------------------------------------------------------------
Distributions paid from -
   tax exempt income ...................     $   305,975   $   309,451           $19,267,011   $15,443,179
                                             ==============================================================

At June 30, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                               --------------------------------------------
                                                                 FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                                       INSURED          INTERMEDIATE-TERM
                                                                TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                               --------------------------------------------
Cost of investments ........................................        $  1,898,517,138        $  483,837,565
                                                                    =======================================

Unrealized appreciation ....................................        $    109,441,400        $    7,460,840
Unrealized depreciation ....................................              (2,651,977)           (1,624,988)
                                                                    ---------------------------------------
Net unrealized appreciation (depreciation) .................        $    106,789,423        $    5,835,852

                                                                    =======================================

Distributable earnings - undistributed tax exempt income ...        $        930,729        $      379,533
                                                                    =======================================

                                                               --------------------------------------------
                                                                 FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                                    LIMITED-TERM            TAX-EXEMPT
                                                                TAX-FREE INCOME FUND        MONEY FUND
                                                               --------------------------------------------
Cost of investments ........................................        $     11,885,814        $  709,609,884
                                                                    =======================================

Unrealized appreciation ....................................        $             --        $           --
Unrealized depreciation ....................................                 (74,825)                   --

                                                                    ---------------------------------------
Net unrealized appreciation (depreciation) .................        $        (74,825)       $           --
                                                                    =======================================

Distributable earnings - undistributed tax exempt income ...        $         14,102        $      183,687
                                                                    =======================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.


                                                              Annual Report | 85

Franklin California Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2007, were as follows:

                                 ------------------------------------------------------------------
                                  FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                        INSURED           INTERMEDIATE-TERM        LIMITED-TERM
                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                 ------------------------------------------------------------------
Purchases ....................           $190,117,418            $53,523,515            $ 1,256,568
Sales ........................           $133,334,179            $70,190,464            $ 2,065,090

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. Territories.

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


86 | Annual Report

Franklin California Tax-Free Trust

7. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 87

Franklin California Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Limited-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund (separate portfolios of Franklin California Tax-Free Trust, hereafter referred to as the "Funds") at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 17, 2007


88 | Annual Report

Franklin California Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2007. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.


                                                              Annual Report | 89

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin California Insured Tax-Free Income Fund's, Franklin California Intermediate-Term Tax-Free Income Fund's, Franklin California Limited-Term Tax-Free Income Fund's and Franklin California Tax-Exempt Money Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

--------------------------------------------------------------------------------------------------------------------
                                                           % OF        % OF                         % OF       % OF
                                                       OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                       FOR            SHARES     SHARES       WITHHELD         SHARES     SHARES
--------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .................   491,067,133.293     57.156%     97.705%   11,536,621.886      1.343%     2.295%
Robert F. Carlson ................   489,736,413.471     57.001%     97.440%   12,867,341.708      1.498%     2.560%
Sam Ginn .........................   490,481,783.640     57.088%     97.588%   12,121,971.539      1.411%     2.412%
Edith E. Holiday .................   491,034,878.744     57.152%     97.698%   11,568,876.435      1.347%     2.302%
Frank W. T. LaHaye ...............   489,924,165.478     57.023%     97.477%   12,679,589.701      1.476%     2.523%
Frank A. Olson ...................   491,057,828.376     57.155%     97.703%   11,545,926.803      1.344%     2.297%
Larry D. Thompson ................   491,204,159.439     57.172%     97.732%   11,399,595.740      1.327%     2.268%
John B. Wilson ...................   491,221,948.901     57.174%     97.735%   11,381,806.278      1.325%     2.265%
Charles B. Johnson ...............   489,357,055.844     56.957%     97.364%   13,246,699.335      1.542%     2.636%
Gregory E. Johnson ...............   490,713,884.439     57.115%     97.634%   11,889,870.740      1.384%     2.366%


90 | Annual Report

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    81,696,067.621     51.790%      76.644%
Against .............................     2,686,928.621      1.703%       2.521%
Abstain .............................     8,213,300.540      5.207%       7.705%
Broker Non-Votes ....................    13,996,111.000      8.873%      13.130%
--------------------------------------------------------------------------------
TOTAL ...............................   106,592,407.782     67.573%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    22,553,533.626     54.005%      70.715%
Against .............................       576,448.936      1.381%       1.808%
Abstain .............................     1,578,432.970      3.779%       4.948%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
LIMITED-TERM                                              OUTSTANDING    VOTED
TAX-FREE INCOME FUND                       SHARES VOTED     SHARES       SHARES
--------------------------------------------------------------------------------
For .................................       638,027.496     60.210%      86.216%
Against .............................         8,706.539      0.822%       1.177%
Abstain .............................        47,668.812      4.498%       6.441%
Broker Non-Votes ....................        45,630.000      4.306%       6.166%
--------------------------------------------------------------------------------
TOTAL ...............................       740,032.847     69.836%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   351,873,927.872     53.427%      90.659%
Against .............................    10,170,471.896      1.544%       2.620%
Abstain .............................    12,776,777.940      1.940%       3.292%
Broker Non-Votes ....................    13,309,497.000      2.021%       3.429%
--------------------------------------------------------------------------------
TOTAL ...............................   388,130,674.708     58.932%     100.000%


                                                              Annual Report | 91

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    63,193,389.358     40.060%      69.176%
Against .............................     3,427,268.685      2.173%       3.752%
Abstain .............................     5,344,010.220      3.388%       5.850%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    22,027,330.271     52.745%      69.065%
Against .............................     1,189,325.435      2.848%       3.729%
Abstain .............................     1,491,759.826      3.572%       4.677%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   343,175,028.936     52.106%      89.506%
Against .............................    13,021,155.352      1.977%       3.397%
Abstain .............................    13,840,951.942      2.102%       3.609%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    63,676,765.426     40.367%      69.705%
Against .............................     2,916,407.715      1.849%       3.193%
Abstain .............................     5,371,495.122      3.405%       5.880%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%


92 | Annual Report

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(b) To amend the Fund's fundamental investment restriction regarding underwriting: (CONTINUED)

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    22,048,653.099     52.796%      69.132%
Against .............................     1,012,677.975      2.425%       3.175%
Abstain .............................     1,647,084.458      3.944%       5.164%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   346,220,536.771     52.569%      90.300%
Against .............................     9,595,892.169      1.457%       2.503%
Abstain .............................    14,220,707.290      2.159%       3.709%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    63,405,881.337     40.195%      69.409%
Against .............................     3,466,335.238      2.198%       3.794%
Abstain .............................     5,092,451.688      3.228%       5.575%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    21,878,542.417     52.389%      68.598%
Against .............................     1,261,169.952      3.020%       3.954%
Abstain .............................     1,568,703.163      3.756%       4.919%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%


                                                              Annual Report | 93

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(c) To amend the Fund's fundamental investment restriction regarding lending:
(CONTINUED)

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
LIMITED-TERM                                              OUTSTANDING    VOTED
TAX-FREE INCOME FUND                       SHARES VOTED     SHARES       SHARES
--------------------------------------------------------------------------------
For .................................       586,090.547     55.309%      79.198%
Against .............................        49,944.461      4.713%       6.749%
Abstain .............................        58,367.839      5.508%       7.887%
Broker Non-Votes ....................        45,630.000      4.306%       6.166%
--------------------------------------------------------------------------------
TOTAL ...............................       740,032.847     69.836%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   345,165,133.284     52.409%      90.025%
Against .............................    11,176,933.514      1.697%       2.915%
Abstain .............................    13,695,069.432      2.079%       3.572%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    64,006,825.885     40.576%      70.067%
Against .............................     2,894,821.420      1.835%       3.169%
Abstain .............................     5,063,020.958      3.210%       5.542%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    21,816,410.421     52.240%      68.403%
Against .............................     1,054,714.230      2.526%       3.307%
Abstain .............................     1,837,290.881      4.399%       5.761%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%


94 | Annual Report

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate: (CONTINUED)

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
LIMITED-TERM                                              OUTSTANDING    VOTED
TAX-FREE INCOME FUND                       SHARES VOTED     SHARES       SHARES
--------------------------------------------------------------------------------
For .................................       586,090.548     55.309%      79.198%
Against .............................        50,157.839      4.733%       6.778%
Abstain .............................        58,154.460      5.488%       7.858%
Broker Non-Votes ....................        45,630.000      4.306%       6.166%
--------------------------------------------------------------------------------
TOTAL ...............................       740,032.847     69.836%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   345,551,979.062     52.467%      90.126%
Against .............................     9,598,099.519      1.458%       2.504%
Abstain .............................    14,887,057.649      2.260%       3.882%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    62,859,556.318     39.849%      68.811%
Against .............................     3,755,766.152      2.381%       4.112%
Abstain .............................     5,349,345.793      3.391%       5.855%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    21,653,331.633     51.850%      67.892%
Against .............................     1,245,371.517      2.982%       3.905%
Abstain .............................     1,809,712.382      4.333%       5.674%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%


                                                              Annual Report | 95

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities: (CONTINUED)

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
LIMITED-TERM                                              OUTSTANDING    VOTED
TAX-FREE INCOME FUND                       SHARES VOTED     SHARES       SHARES
--------------------------------------------------------------------------------
For .................................       586,090.547     55.309%      79.198%
Against .............................        49,944.461      4.713%       6.749%
Abstain .............................        58,367.839      5.508%       7.887%
Broker Non-Votes ....................        45,630.000      4.306%       6.166%
--------------------------------------------------------------------------------
TOTAL ...............................       740,032.847     69.836%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   337,234,497.667     51.204%      87.957%
Against .............................    18,905,280.002      2.871%       4.931%
Abstain .............................    13,897,358.561      2.110%       3.624%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    63,298,160.881     40.127%      69.291%
Against .............................     2,972,684.844      1.884%       3.254%
Abstain .............................     5,693,822.538      3.610%       6.233%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%


96 | Annual Report

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities: (CONTINUED)

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    22,112,452.064     52.949%      69.332%
Against .............................     1,013,865.157      2.428%       3.179%
Abstain .............................     1,582,068.311      3.788%       4.960%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,847.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   345,573,863.825     52.471%      90.132%
Against .............................     9,359,326.692      1.421%       2.441%
Abstain .............................    15,103,945.713      2.293%       3.939%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    63,161,463.717     40.040%      69.141%
Against .............................     3,006,141.170      1.906%       3.291%
Abstain .............................     5,797,063.376      3.675%       6.346%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%


                                                              Annual Report | 97

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(g) To amend the Fund's fundamental investment restriction regarding industry concentration: (CONTINUED)

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    22,106,406.603     52.935%      69.313%
Against .............................       996,171.720      2.385%       3.124%
Abstain .............................     1,605,837.209      3.845%       5.034%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
LIMITED-TERM                                              OUTSTANDING    VOTED
TAX-FREE INCOME FUND                       SHARES VOTED     SHARES       SHARES
--------------------------------------------------------------------------------
For .................................       586,090.547     55.309%      79.198%
Against .............................        49,944.461      4.713%       6.749%
Abstain .............................        58,367.839      5.508%       7.887%
Broker Non-Votes ....................        45,630.000      4.306%       6.166%
--------------------------------------------------------------------------------
TOTAL ...............................       740,032.847     69.836%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   346,363,657.155     52.590%      90.338%
Against .............................     9,829,730.896      1.493%       2.564%
Abstain .............................    13,843,748.179      2.102%       3.610%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%


98 | Annual Report

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    64,506,977.091     40.893%      70.614%
Against .............................     2,720,557.972      1.725%       2.978%
Abstain .............................     4,737,133.200      3.003%       5.186%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    22,242,275.026     53.260%      69.739%
Against .............................       742,676.615      1.778%       2.329%
Abstain .............................     1,723,463.891      4.127%       5.403%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
LIMITED-TERM                                              OUTSTANDING    VOTED
TAX-FREE INCOME FUND                       SHARES VOTED     SHARES       SHARES
--------------------------------------------------------------------------------
For .................................       582,214.976     54.943%      78.674%
Against .............................        49,944.461      4.713%       6.749%
Abstain .............................        62,243.410      5.874%       8.411%
Broker Non-Votes ....................        45,630.000      4.306%       6.166%
--------------------------------------------------------------------------------
TOTAL ...............................       740,032.847     69.836%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   348,666,804.565     52.940%      90.938%
Against .............................     8,083,810.448      1.228%       2.108%
Abstain .............................    13,286,521.217      2.017%       3.466%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%


                                                              Annual Report | 99

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (UNAUDITED) (CONTINUED)

Proposal 4. To approve the elimination of certain of the Funds' fundamental investment restrictions:

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INSURED TAX-FREE                                          OUTSTANDING    VOTED
INCOME FUND                               SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    62,830,504.690     39.830%      68.779%
Against .............................     3,672,545.039      2.329%       4.020%
Abstain .............................     5,461,618.534      3.462%       5.979%
Broker Non-Votes ....................    19,387,064.000     12.290%      21.222%
--------------------------------------------------------------------------------
TOTAL ...............................    91,351,732.263     57.911%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
INTERMEDIATE-TERM                                         OUTSTANDING    VOTED
TAX-FREE INCOME FUND                      SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................    21,807,401.871     52.219%      68.375%
Against .............................     1,283,952.152      3.074%       4.026%
Abstain .............................     1,617,061.509      3.872%       5.070%
Broker Non-Votes ....................     7,185,462.000     17.206%      22.529%
--------------------------------------------------------------------------------
TOTAL ...............................    31,893,877.532     76.371%     100.000%

--------------------------------------------------------------------------------
FRANKLIN CALIFORNIA                                          % OF         % OF
TAX-EXEMPT                                                OUTSTANDING    VOTED
MONEY FUND                                SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For .................................   338,957,678.299     51.466%      88.406%
Against .............................    16,747,018.561      2.543%       4.367%
Abstain .............................    14,332,439.370      2.176%       3.739%
Broker Non-Votes ....................    13,375,092.000      2.031%       3.488%
--------------------------------------------------------------------------------
TOTAL ...............................   383,412,228.230     58.216%     100.000%


100 | Annual Report

Franklin California Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1985           140                       Director, Bar-S Foods (meat
One Franklin Parkway                                                                              packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee           Since April 2007     121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                  Trustee           Since April 2007     121                       Director, Chevron Corporation
One Franklin Parkway                                                                              (global energy company) and ICO
San Mateo, CA 94403-1906                                                                          Global Communications (Holdings)
                                                                                                  Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer,
AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee           Since September      140                       Director, Hess Corporation
One Franklin Parkway                               2006                                           (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                                          Corporation) (exploration and
                                                                                                  refining of oil and gas), H.J.
                                                                                                  Heinz Company (processed foods and
                                                                                                  allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 101

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1985           121                       Director, Center for Creative Land
One Franklin Parkway                                                                              Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee           Since April 2007     140                       Director, Hess Corporation
One Franklin Parkway San                                                                          (formerly, Amerada Hess
Mateo, CA 94403-1906                                                                              Corporation) (exploration and
                                                                                                  refining of oil and gas) and
                                                                                                  Sentient Jet (private jet
                                                                                                  service); and FORMERLY, Director,
                                                                                                  Becton Dickinson and Company
                                                                                                  (medical technology), Cooper
                                                                                                  Industries, Inc. (electrical
                                                                                                  products and tools and hardware),
                                                                                                  Health Net, Inc. (formerly,
                                                                                                  Foundation Health) (integrated
                                                                                                  managed care), The Hertz
                                                                                                  Corporation (car rental), Pacific
                                                                                                  Southwest Airlines, The RCA
                                                                                                  Corporation, Unicom (formerly,
                                                                                                  Commonwealth Edison), UAL
                                                                                                  Corporation (airlines) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee           Since April 2007     140                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee           Since September      121                       None
One Franklin Parkway                               2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


102 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since        140                       None
One Franklin Parkway             Chairman of       1985 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since April 2007     91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President    Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President    Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 103

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer         Since 2004           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable            Not Applicable
One Franklin Parkway             Chief             1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer           - Investment
                                 - Investment      Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


104 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)              Vice President    Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to June 30, 2007, Harmon E. Burns, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be trustees of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 105

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


106 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of the individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2006 and the previous 10 years ended December 31, 2006, in comparison with a performance universe consisting of all retail and institutional California insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2006 for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2006, and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2006 and the previous 10 years ended December 31, 2006, in comparison with a performance universe consisting of all retail and


                                                             Annual Report | 107

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report comparison showed that the Fund's income return in 2006 was in the highest quintile and during each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2006 was in the middle quintile of its performance universe, and for each of the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND - Lipper compared this Fund's performance to a universe of retail and institutional California short-intermediate municipal debt funds as selected by Lipper during the three years ended December 31, 2006, being the first three full years of operations for this Fund. The Lipper report showed that both the Fund's income and total return during this period was in the lowest quintile of such universe. In explaining such performance, management pointed out the Fund's objective of investing in higher quality, shorter maturing securities as well as its small size. The Board found such performance to be acceptable in view of management's explanation and also noted that the Fund's expenses had been partially waived or absorbed by management.

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - The Lipper report for this Fund showed its investment performance during 2006 and the 10-year period ended December 31, 2006, in comparison to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the middle quintile of its performance universe during 2006, as well as in each of the previous three- and five-year periods on an annualized basis and to be in the second-lowest quintile for the 10-year annualized period. The Board found such performance acceptable in view of the Fund's conservative investment approach, noting that the Fund's annualized return for the 10-year period was within nine basis points of the performance universe median as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of such group. The Lipper contractual investment management fee analysis includes administrative fees as being part of management fees, and total expenses for comparative consistency were shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income Fund and California Intermediate-Term Tax-Free Income Fund. The results of such expense comparisons showed that the contractual investment management fee rate of Franklin


108 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

California Insured Tax-Free Income Fund was below the median of its Lipper expense group and its actual total expenses were in the least expensive quintile of such group. The contractual investment management fee rate of Franklin California Intermediate-Term Tax-Free Income Fund was at the median of its Lipper expense group and its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses that caused actual total expenses to be the lowest in its Lipper expense group. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its contractual investment management fee to be in the second most expensive quintile of its Lipper expense group, while its actual total expenses were in the second least expensive quintile of such group. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative, and frequently temporary, investment vehicle for shareholders of various other funds within the Franklin family of funds and provides a number of services for shareholders, including check writing. It was also noted that the Fund's contractual investment management fee rate was within two basis points of the median of its expense group as shown in the Lipper report. The Board found the Fund's comparative expenses to be acceptable noting such facts.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures


                                                             Annual Report | 109

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The net assets of Franklin California Limited-Term Tax-Free Income Fund were approximately $10 million at December 31, 2006, and with its expenses being partially waived or subsidized by management the Board did not consider economies of scale to be relevant. The management fee structure, including administrative expenses for the other three Funds provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on net assets in excess of $250 million; with additional breakpoints thereafter beginning at the $10 billion net asset level. At December 31, 2006, the net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $2 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $482 million and $658 million, respectively. In discussing these fee levels, management's position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the generally favorable effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these three Funds provides a sharing of benefits with each Fund and its shareholders.


110 | Annual Report

Franklin California Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 111

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT A2007 08/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $101,232 for the fiscal year ended June 30, 2007 and $104,146 for the fiscal year ended June 30, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2007 and $1,778 for the fiscal year ended June 30, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2007 and $174,083 for the fiscal year ended June 30, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended June 30, 2007 and $175,861 for the fiscal year ended June 30, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    August 27, 2007